UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23221

FS Credit Income Fund (Exact name of registrant as specified in charter)

3025 JFK Boulevard, OFC 500 Philadelphia, PA (Address of principal executive offices)		19104 (Zip code)

Michael C. Forman FS Credit Income Fund 3025 JFK Boulevard, OFC 500 Philadelphia, PA 19104 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: December 31 Date of reporting period: November 1, 2025 to December 31, 2025

Item 1.Reports to Shareholders.

(a)The annual report (the “Annual Report”) of FS Credit Income Fund (the “Fund”) for the period from November 1, 2025 to December 31, 2025 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

# ANNUAL REPORT

# 2025

# FS CREDIT INCOME FUND

Future Standard®

December 31, 2025

Portfolio composition (by fair value)*
Senior Secured Loans—First Lien	99%
Senior Secured Loans—Second Lien	1%
Unsecured Bonds	0%
Common Equity	0%

Industry classification (by fair value)*
Industry Classification	Percentage of Portfolio
Capital Goods	23%
Consumer Durables & Apparel	13%
Consumer Services	12%
Materials	11%
Commercial & Professional Services	11%
Health Care Equipment & Services	7%
Media & Entertainment	4%
Software & Services	4%
Automobiles & Components	3%
Food, Beverage & Tobacco	2%
Household & Personal Products	2%
Financial Services	2%
Telecommunication Services	2%
Transportation	1%
Consumer Discretionary Distribution & Retail	1%
Pharmaceuticals, Biotechnology & Life Sciences	1%
Insurance	1%

FS Credit Income Fund Portfolio Highlights
The following tables summarize the portfolio composition and industry classification of our investment portfolio as of December 31, 2025 (unaudited):

*Derivatives are not included in this table. Holdings subject to change.

FS Credit Income Fund Officers + Trustees

Officers

Michael C. Forman

Chairman, Chief Executive Officer and President

William Goebel

Chief Financial Officer and Treasurer

Stephen S. Sypherd

General Counsel and Secretary

James F. Volk

Chief Compliance Officer

Board of Trustees

Michael C. Forman

Chairman

Chairman and Chief Executive Officer
Future Standard

Holly E. Flanagan

Trustee

Managing Director
Gabriel Investments

Brian R. Ford

Trustee

Retired Partner
Ernst & Young LLP

Jack Markell

Trustee
Former U.S. Ambassador

Tyson A. Pratcher

Trustee

Senior Managing Director
Artemis Real Estate Partners

FS Credit Income Fund Table of Contents

Annual Report for the Period from November 1, 2025 to December 31, 2025

1

Dear Shareholder,

We hope that this letter finds you and your families well. The two-month fiscal period ended December 31, 2025 (the “Fiscal Period”) was shaped by continued monetary easing as interest-rate policy remained the primary driver of market sentiment, even as economic signals pointed to a slowing but still resilient growth backdrop. Equity markets grappled with elevated valuations and increasing dispersion, while credit markets reflected a more selective environment as investors balanced improving policy support against lingering macro and geopolitical uncertainties.

Especially in rapidly changing markets, we believe that active management combined with rigorous fundamental credit underwriting are critical to delivering attractive returns while prudently managing risk. With this in mind, FS Credit Income Fund (the “Fund”) allocated its portfolio during the Fiscal Period across the following core areas:

•Lower and core middle market private credit: The Fund’s primary focus is lending to lower and core middle market companies with average earnings (EBITDA) of $25 million to $75 million.1 We view this segment as a competitive sweet spot: these businesses are often too small for the largest credit managers, and their balance sheets may not meet the standardized criteria of traditional lenders like banks. Our view is that reduced competition allows us to negotiate better terms and pricing, creating opportunities to drive attractive returns for our investors.

•Capital structure solutions: We provide tailored financing solutions for companies undergoing changes in their business or with balance sheets outside standard bank underwriting criteria. These transactions are often bespoke and highly structured, which we believe enables us to secure favorable terms, deliver enhanced yields and offer stronger downside protection compared to the public credit markets.

•Senior secured debt: We remained focused on senior secured debt investments that provide strong structural protections and attractive yields or expected total returns. As of December 31, 2025, senior secured debt represented approximately 100% of the portfolio’s fair value.

•Floating rate debt: Floating rate structures allow income to adjust with changes in benchmark interest rates, enabling the portfolio to capture additional yield in rising-rate environments while maintaining flexibility and resilience when rates decline. As of December 31, 2025, floating rate investments represented approximately 98% of the Fund’s allocation.

Market summary

Financial markets were primarily shaped by a shift in U.S. monetary policy during the Fiscal Period, as the Federal Reserve (the “Fed”) delivered its third consecutive rate cut in December, signaling concern over a softening labor market despite inflation remaining modestly above target. While the pivot toward a more accommodative policy stance pushed yields lower at the short end of the curve, the 2-year/10-year Treasury yield curve steepened 20 bps driven by market’s hawkish interpretation of forward Fed policymaker’s forward guidance. The 2-year Treasury yield fell 12 bps, to 3.48%, while the 10-year treasury yield climbed 7 bps, to 4.17%. Public credit markets delivered steady returns during the Fiscal Period as solid corporate earnings and steady investor demand drove spreads on high yield bonds and senior secured loans steadily lower. Fixed rate high yield bonds returned 1.15% during the Fiscal Period, outperforming floating rate senior secured loans, which returned 1.00% over the same period.2

Lower and core middle market private credit continued to offer a meaningful spread premium over public credit at the end of the Fiscal Period. New issue spreads for middle market companies with EBITDA between $20 million and $50 million averaged the Secured Overnight Financing Rate (or “SOFR”) + 503 bps at the end of December 31, 2025, compared to SOFR + 329 bps for B-rated syndicated loans, the closest public market comparable.3 While the private credit metrics are based solely on sponsor-backed transactions, they highlight broader private credit trends. Private credit continues to offer stronger lender protections compared to public markets. As of December 31, 2025, approximately 90% of outstanding syndicated loans featured covenant lite structures, which do not include financial tests that lenders use to monitor a borrower’s performance, compared to 14% for private credit senior financings.3 Within private credit, covenant-lite structures are most prevalent in the upper end of the market (issuers with EBITDA over $100 million) where private credit lenders frequently compete with the syndicated loan markets. Covenant protections remain significantly stronger in the lower middle market, where just 3% of loans were covenant lite for issuers with EBITDA below $50 million as of December 31, 2025.3

1Based on earnings before interest, taxes, depreciation and amortization (“EBITDA”).

2High yield represented by the ICE BofAML U.S. High Yield Index. Loans represented by the Morningstar LSTA U.S. Leveraged Loan Index.

3KBRA DLD Research, as of December 31, 2025.

Management’s Discussion of Fund Performance (Unaudited)

2

Performance & investment activity

The Fund’s strategy targets both sponsored and non-sponsored businesses, while maintaining flexibility to tactically allocate to public markets when relative value opportunities arise. This differentiated approach contrasts with many private credit strategies concentrated at the upper end of the market, where competition is greater and investment terms are more standardized. By focusing on what we believe to be underserved segments, the Fund seeks to deliver attractive risk-adjusted returns with strong structural protections.

During the two-month period ended December 31, 2025, the Fund returned 1.34% return based on Class I shares. Portfolio contributors outweighed detractors during the period, with gains broadly distributed across the portfolio. The largest detractor resulted from unrealized depreciation from a major designer and manufacturer of aftermarket truck, Jeep, and off-road accessories driven primarily by industry-wide weakness during the period.

As of December 31, 2025, private credit represented approximately 58% of the portfolio’s fair value. We viewed private credit markets as offering greater relative value and downside protection than the public markets in 2025. During the 12 months ended December 31 2025, for example, we originated 36 new private credit investments totaling $411 million in commitments, featuring the following attributes:

•Weighted average spread of SOFR + 606bps, well above new-issue spreads for core middle market loans for companies with EBITDA between $20 million to $50 million (SOFR + 503 bps) and for B-rated syndicated loans (SOFR + 329 bps), the closest public market comparable.3

•Median earnings (EBITDA) of approximately $63 million at issuance.1

•94% of new originations included at least one maintenance covenant.

We expect our investment pipeline in 2026 to remain focused on lower and core middle market private credit given its yield premium and enhanced lender protections. We will continue to monitor the public credit markets for opportunistic entry points created by market volatility, idiosyncratic corporate events or broader market dislocations.

Outlook

Markets faced continued macroeconomic uncertainty alongside elevated—though declining—interest rates. Despite these challenges, high-yield bond and leveraged loan spreads remained near their post-financial crisis tights. Especially in this environment, we believe active management and disciplined credit underwriting are critical to generating returns while managing risk. Accordingly, the portfolio is positioned defensively, with an emphasis on higher-quality credits with strong covenants and downside protections.

As noted, private credit offers greater relative value versus public markets in our view, driven by attractive yield premiums and our ability to negotiate stronger deal terms. We leverage our robust sourcing network to identify opportunities in the lower and core middle market, where reduced competition allows for more tailored structures and stronger terms that aren’t typically available in the upper middle market.

We believe the Fund’s specialized focus on the lower and core middle market, combined with the investment team’s deep private equity and private credit experience and access to the broader resources of Future Standard’s $86 billion investment management platform, positions the Fund to deliver strong risk-adjusted returns across a diverse range of economic and market conditions.

Thank you for your continued partnership and trust in us.

Andrew Beckman
Portfolio Manager
Head of Global Credit

Management’s Discussion of Fund Performance (Unaudited) (continued)

3

Summary

Markets continued to be characterized by macroeconomic uncertainty and elevated—yet declining—rates. Especially in this environment, we believe active management and disciplined credit underwriting are critical to generating returns while managing risk.

We believe FS Credit Income Fund offers a differentiated value proposition built to drive strong risk-adjusted returns across a diverse range of economic and financial market conditions. As noted, our view is that the Fund’s ability to source what we believe are the most attractive risk-return opportunities across private and public markets is beneficial amid rapidly evolving market conditions.

Thank you for your continued partnership and trust in us.

Glossary of terms

ICE BofAML U.S. High Yield Index is designed to track the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Morningstar LSTA U.S. Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market.

The indexes referenced herein are the exclusive property of each respective index provider and have been licensed for use by Future Standard. The index providers do not guarantee the accuracy and/or completeness of the indexes and accept no liability in connection with the use, accuracy or completeness of the data included therein. Inclusion of the indexes in these materials does not imply that the index providers endorse or express any opinion in respect of Future Standard.

Visit www.futurestandard.com/support/articles/index-disclaimers for more information.

Past performance does not guarantee future results. Investors cannot invest directly in an index. Not all investors are eligible for Class I Shares. The performance of the other classes will be less than the performance shown in the graph above due to different sales loads and expenses applicable to such class.

Management’s Discussion of Fund Performance (Unaudited) (continued)

4

Average Annual Total Returns

	For the Year Ended December 31, 2025	For the Five Years Ended December 31, 2025	Since Inception	Inception Date
FCRIX (Class I)	7.38%	5.90%	6.53%	November 1, 2017
FCREX (Class A) with Full Sales Load	1.01%	4.41%	5.32%	June 1, 2018
FCRTX (Class T) with Full Sales Load	3.12%	4.63%	5.23%	August 14, 2018
FCRUX (Class U)	6.63%	5.12%	5.54%	September 17, 2019
FCUUX (Class U-2) with Full Sales Load	3.87%	4.83%	4.95%	December 18, 2020

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Returns reflect the reinvestment of distributions made by the Fund, if any. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.futurestandard.com.

For the month of December 2025, the monthly distribution rate per share for Class I Shares was $0.1002, representing an annualized distribution rate of 9.98% based on the Class I Shares net asset value (“NAV”) per share of $12.00 as of December 31, 20254. During the period from November 1, 2025 to December 31, 2025, the $0.20 distribution per share for Class I Shares was comprised of $0.17 from ordinary income and $0.03 from a return of capital. The distribution rate per share and net asset value per share for Class A Shares, Class T Shares, Class U Shares and Class U-2 Shares are adjusted for the applicable share class expenses.

For the period from January 1, 2025 to December 31, 2025, 83.2% of distributions qualified as interest related dividends for the Fund’s shareholders which are exempt from U.S. withholding tax applicable to non U.S. shareholders.

The Fund has entered into an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) under which FS Credit Income Advisor (the “Advisor”) has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of Shares to account for class-specific expenses. Ordinary operating expenses for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the U.S. Securities and Exchange Commission (the “SEC”), administrative services expenses, and related costs associated with legal, regulatory, compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. The performance quoted above reflects the Expense Limitation in effect and would have been lower in its absence. Additionally, effective December 1, 2024, the management fee rate that the Fund pays to the Advisor under the Investment Advisory Agreement was permanently reduced to 1.00% of the Fund’s average daily gross assets. In addition, the Advisor has contractually agreed for the period from December 1, 2024 through March 31, 2026, to waive the management fee to which it is entitled under the Investment Advisory Agreement so that the fee received equals 0.00% of the average daily gross assets.

For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report.

Management’s Discussion of Fund Performance (Unaudited) (continued)

4Past performance is not a guarantee of future results. The annualized distribution rate shown is expressed as a percentage equal to the projected annualized distribution amount per share (which is calculated by annualizing the most recent monthly cash distribution per share declared as of the month indicated, without compounding), divided by the Fund’s NAV per share as of the end of the month indicated. The payment of future distributions on the Fund’s common shares is subject to the discretion of the Fund’s board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions. The determination of the tax attributes of the Fund’s distributions is made annually at the end of the calendar year, and a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as return of capital, borrowings or expense reimbursements and waivers. For the period from November 1, 2025 to December 31, 2025, 83.5% of the Fund’s distributions were from ordinary income and 16.5% from return of capital. Class I shares are not subject to a distribution fee.

5

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of FS Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of FS Credit Income Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, and the related consolidated statements of operations and cash flows for the period from November 1, 2025 to December 31, 2025 and the year ended October 31, 2025, the consolidated statements of changes in net assets for the period from November 1, 2025 to December 31, 2025 and each of the two years in the period ended October 31, 2025, the consolidated financial highlights for the period from November 1, 2025 to December 31, 2025 and each of the five years in the period ended October 31, 2025 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2025, the consolidated results of its operations and its cash flows for the period from November 1, 2025 to December 31, 2025 and the year ended October 31, 2025, the consolidated changes in its net assets for the period from November 1, 2025 to December 31, 2025 and each of the two years in the period ended October 31, 2025 and its consolidated financial highlights for the period from November 1, 2025 to December 31, 2025 and each of the five years in the period ended October 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Future Standard (formerly, FS Investments) investment companies since 2013.

Philadelphia, Pennsylvania
February 24, 2026

See notes to consolidated financial statements.
6

FS Credit Income Fund

Consolidated Schedule of Investments

As of December 31, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—88.7%
1440 Foods Topco, Inc., S+500, 10/31/31	(d)	Food, Beverage & Tobacco	$6,937	$6,676	$6,607
Accupac, LLC, S+300, 6.0% PIK (6.0% Max PIK), 2.0% Floor, 12/31/29	(d)(e)	Pharmaceuticals, Biotechnology & Life Sciences	6,668	6,554	5,835
Accupac, LLC, S+300, 6.0% PIK (6.0% Max PIK), 2.0% Floor, 12/31/29	(d)(e)(f)	Pharmaceuticals, Biotechnology & Life Sciences	450	450	394
Aircraft Performance Group, Inc., S+575, 3.0% Floor, 12/27/29	(d)(e)	Software & Services	6,930	6,828	6,991
ADAN-B, LLC, S+575, 1.5% Floor, 12/31/30	(d)(e)	Consumer Services	22,838	22,641	22,666
ADAN-B, LLC, S+575, 1.5% Floor, 12/31/30	(d)(e)(f)	Consumer Services	3,263	3,263	3,238
American Auto Auction Group, LLC, S+450, 5/28/32	(d)	Commercial & Professional Services	7,940	7,880	7,820
Applied Technical Services, LLC, S+525, 0.8% Floor, 4/8/31	(d)(e)	Commercial & Professional Services	6,000	5,969	6,089
Applied Technical Services, LLC, S+525, 0.8% Floor, 4/8/31	(d)(e)(f)	Commercial & Professional Services	382	382	388
Applied Technical Services, LLC, S+425, 1.8% Floor, 4/8/31	(d)(e)	Commercial & Professional Services	47	44	47
Applied Technical Services, LLC, S+425, 1.8% Floor, 4/8/31	(d)(e)(f)	Commercial & Professional Services	541	541	544
APTIM Corp., S+750, 5/23/29	(d)	Commercial & Professional Services	7,000	7,058	7,044
Array Midco, Corp., S+650, 3.0% Floor, 12/31/29	(d)(e)	Commercial & Professional Services	6,942	6,817	6,785
BCPE Grill Parent, Inc., S+475, 0.5% Floor, 9/30/30	(d)	Consumer Services	6,914	6,827	6,445
BCPE North Star US Holdco 2, Inc., S+400, 0.8% Floor, 6/9/28	(d)	Food, Beverage & Tobacco	6,928	6,807	6,911
Beacon Oral Specialists Management, LLC, S+550, 1.0% Floor, 12/14/26	(d)(e)(f)	Health Care Equipment & Services	7,843	7,843	7,818
Brock Holdings III, LLC, S+575, 0.5% Floor, 5/2/30	(d)(g)	Capital Goods	7,950	7,960	8,003
By Light Professional IT Services, LLC, S+550, 1.0% Floor, 7/15/31	(d)(e)	Software & Services	7,437	7,485	7,334
By Light Professional IT Services, LLC, S+550, 1.0% Floor, 7/15/31	(d)(e)(f)	Software & Services	563	563	556
CCS Acquisition, LLC, S+550, 1.0% Floor, 12/30/30	(d)(e)	Health Care Equipment & Services	5,459	5,372	5,513
CCS Acquisition, LLC, S+550, 1.0% Floor, 12/30/30	(d)(e)(f)	Health Care Equipment & Services	1,500	1,500	1,515
CF Exedra Bidco Ltd., SA+550, 2/19/31	(d)(e)	Consumer Services	£6,200	7,944	8,274
Circustrix Holdings, LLC, S+675, 1.0% Floor, 7/18/28	(d)(e)	Consumer Services	$6,965	6,853	6,965
Claros Mortgage Trust, Inc., S+450, 0.5% Floor, 8/9/26	(d)	Financial Services	5,411	5,360	5,269
CPM Holdings, Inc., S+450, 0.5% Floor, 9/28/28	(d)	Capital Goods	6,929	6,839	6,906
Delivery Hero Finco, LLC, S+500, 0.5% Floor, 12/12/29	(d)	Consumer Services	6,927	6,927	6,965
Digicel International Finance Ltd., S+525, 8/6/32	(d)	Telecommunication Services	3,300	3,267	3,302
Exemplis LLC, S+525, 0.8% Floor, 12/22/32	(d)(e)	Commercial & Professional Services	16,190	16,323	16,069

See notes to consolidated financial statements.
7

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Exemplis LLC, S+525, 0.8% Floor, 12/22/32	(d)(e)(f)	Commercial & Professional Services	$3,810	$3,810	$3,781
EXT Acquisitions, Inc., S+525, 1.0% Floor, 12/19/31	(d)(e)	Materials	11,900	11,763	11,781
EXT Acquisitions, Inc., S+525, 1.0% Floor, 12/19/31	(d)(e)(f)	Materials	3,100	3,100	3,082
EyeCare Partners, LLC, S+575, 8/31/28	(d)(g)	Health Care Equipment & Services	10,333	10,328	10,349
Firmus Metal Singapore Pte. Ltd., S+1100, 3.0% Floor, 6/12/28	(d)(e)	Software & Services	7,915	7,915	7,915
Firmus Metal Singapore Pte. Ltd., S+1100, 3.0% Floor, 6/12/28	(d)(e)(f)	Software & Services	1,139	1,139	1,139
Future Pak, LLC, S+650, 2.0% Floor, 3/21/30	(d)(e)	Materials	7,600	7,467	7,448
Gibson Brands, Inc., S+500, 0.8% Floor, 8/11/28	(d)(g)	Consumer Durables & Apparel	7,687	7,360	7,017
Gloves Buyer, Inc., S+400, 0.5% Floor, 5/21/32	(d)	Consumer Durables & Apparel	7,000	6,997	6,978
Harrel-Fish, LLC, S+550, 1.0% Floor, 12/3/31	(d)(e)	Capital Goods	15,181	14,918	14,953
Harrel-Fish, LLC, S+550, 1.0% Floor, 12/3/31	(d)(e)(f)	Capital Goods	4,818	4,818	4,780
HMP Omnimedia, LLC, S+525, 1.0% Floor, 7/30/32	(d)(e)	Media & Entertainment	7,232	7,294	7,123
HMP Omnimedia, LLC, S+525, 1.0% Floor, 7/30/32	(d)(e)(f)	Media & Entertainment	1,875	1,875	1,847
HMP Omnimedia, LLC, S+525, 1.0% Floor, 7/31/30	(d)(e)	Media & Entertainment	150	136	148
HMP Omnimedia, LLC, S+525, 1.0% Floor, 7/31/30	(d)(e)(f)	Media & Entertainment	1,725	1,725	1,706
Holley, Inc., S+375, 11/17/28	(d)	Automobiles & Components	8,120	7,963	8,115
IXS Holdings, Inc., S+550, 1.0% Floor, 9/5/29	(d)	Automobiles & Components	7,709	7,530	7,710
Jack Ohio Finance, LLC, S+400, 0.5% Floor, 2/2/32	(d)(g)	Consumer Services	1,241	1,238	1,240
Jonathan Acquisition Co., S+450, 1.0% Floor, 11/12/29	(d)(e)	Capital Goods	17,818	17,527	17,551
Jonathan Acquisition Co., S+450, 1.0% Floor, 5/11/29	(d)(e)(f)	Capital Goods	2,182	2,182	2,155
KDC/ONE Development Corporation, Inc., S+350, 8/15/28	(d)	Household & Personal Products	5,985	5,985	5,918
Lance East Holdings Pty Ltd., S+750, 3.0% Floor, 8/20/28	(d)(e)	Consumer Services	7,141	6,815	6,820
LaserShip, Inc., S+625, 0.8% Floor, 1/2/29	(d)	Transportation	7,000	7,283	7,092
Lawn & Garden, LLC, S+750, 3.0% Floor, 10/21/29	(d)(e)	Consumer Durables & Apparel	20,689	20,284	20,275
Lawn & Garden, LLC, S+750, 3.0% Floor, 10/21/29	(d)(e)(f)	Consumer Durables & Apparel	422	422	414
Level 3 Financing, Inc., S+325, 3/29/32	(d)	Telecommunication Services	7,000	7,000	7,029
LHS Borrower, LLC, S+525, 0.8% Floor, 9/4/31	(d)(e)	Capital Goods	8,446	8,315	8,319
LHS Borrower, LLC, S+525, 0.8% Floor, 9/4/31	(d)(e)(f)	Capital Goods	564	564	555
LSCS Holdings, Inc., S+450, 3/4/32	(d)	Health Care Equipment & Services	5,211	5,185	5,115
LTC Consulting Services, LLC, S+475, 1.0% Floor, 5/1/31	(d)(e)	Health Care Equipment & Services	6,543	6,473	6,543
LTC Consulting Services, LLC, S+475, 1.0% Floor, 5/1/31	(d)(e)(f)	Health Care Equipment & Services	424	424	424
M2S Group Intermediate Holdings, Inc., S+475, 0.5% Floor, 8/25/31	(d)	Materials	6,712	6,577	6,680
Magnera Corp., S+425, 11/4/31	(d)	Materials	3,598	3,622	3,581
Management Health Systems, LLC, S+625, 1.0% Floor, 12/31/27	(d)(e)	Health Care Equipment & Services	6,965	6,895	6,930

See notes to consolidated financial statements.
8

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Mannington Mills, Inc., S+475, 3/25/32	(d)	Capital Goods	$6,531	$6,466	$6,499
MASSiv Brands, LLC, 10.0%, 5.0% PIK (5.0% Max PIK), 7/2/30	(e)	Consumer Durables & Apparel	9,398	9,231	9,304
Maverick Power, LLC, S+500, 1.0% Floor, 5/4/31	(d)(e)	Capital Goods	20,000	19,702	19,700
Monitronics International, LLC, S+750, 3.0% Floor, 6/30/28	(d)	Commercial & Professional Services	1,578	1,584	1,580
Mood Media Borrower, LLC, S+675, 2.0% Floor, 5/30/30	(d)(e)	Media & Entertainment	8,483	8,399	8,494
Mood Media Borrower, LLC, S+675, 2.0% Floor, 5/30/30	(d)(e)(f)	Media & Entertainment	475	475	475
Olibre Borrower, LLC, S+575, 1.0% Floor, 1/3/30	(d)(e)(g)	Consumer Durables & Apparel	6,930	6,816	6,869
OmniMax International, LLC, S+575, 1.0% Floor, 12/6/30	(d)(e)	Capital Goods	12,194	11,952	12,316
Oregon Tool Lux LP, S+535, 0.5% Floor, 10/15/29	(d)	Financial Services	5,000	4,987	5,105
Orthodontic Partners, LLC, S+625, 1.0% Floor, 10/12/27	(d)(e)(f)	Health Care Equipment & Services	7,770	7,770	7,712
Phoenix Rehabilitation and Health Services, Inc., S+600, 1.0% Floor, 9/29/30	(d)(e)	Health Care Equipment & Services	6,118	5,967	6,003
Phoenix Rehabilitation and Health Services, Inc., S+600, 1.0% Floor, 9/29/30	(d)(e)(f)	Health Care Equipment & Services	2,352	2,352	2,308
Phoenix Rehabilitation and Health Services, Inc., 14.0% PIK (14.0% Max PIK), 9/29/30	(e)	Health Care Equipment & Services	1,585	1,556	1,622
Pretium PKG Holdings, Inc., S+500, 1.0% Floor, 10/2/28	(d)(g)	Materials	9,021	8,962	9,102
Proampac PG Borrower, LLC, S+400, 0.8% Floor, 9/15/28	(d)	Materials	6,929	6,963	6,953
Project Granite Buyer, Inc., S+575, 0.8% Floor, 12/31/31	(d)(e)	Insurance	5,561	5,442	5,499
Project Granite Buyer, Inc., S+575, 0.8% Floor, 12/31/31	(d)(e)(f)	Insurance	518	518	512
Project Granite Buyer, Inc., S+575, 0.8% Floor, 12/31/30	(d)(e)(f)	Insurance	865	865	856
Ranpak BV, S+450, 12/19/31	(d)	Materials	1,932	1,912	1,937
Ranpak Corp., S+450, 12/19/31	(d)	Materials	3,018	2,988	3,026
RealTruck Group, Inc., S+500, 0.8% Floor, 1/31/28	(d)	Automobiles & Components	6,929	6,825	5,426
Restoration Forest Products Group, LLC, S+1000 PIK (S+1000 Max PIK), 3.0% Floor, 5/5/28	(d)(e)	Materials	8,594	8,398	8,357
Revlon Intermediate Holdings IV, LLC, S+688, 1.0% Floor, 5/2/28	(d)	Household & Personal Products	6,930	6,930	6,843
S&S Holdings, LLC, S+500, 0.5% Floor, 3/11/28	(d)	Consumer Durables & Apparel	6,927	6,944	6,942
Shepherd Intermediate, LLC, S+725, 1.0% Floor, 7/10/30	(d)(e)	Commercial & Professional Services	5,429	5,335	5,476
Shepherd Intermediate, LLC, S+725, 1.0% Floor, 7/10/30	(d)(e)(f)	Commercial & Professional Services	2,083	2,083	2,101
Speedway Buyer, Inc., S+525, 0.8% Floor, 1/27/32	(d)(e)	Commercial & Professional Services	6,184	6,282	5,991
Speedway Buyer, Inc., S+525, 0.8% Floor, 1/27/32	(d)(e)(f)	Commercial & Professional Services	788	788	763

See notes to consolidated financial statements.
9

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Spinrite, Inc., S+750, 3.0% Floor, 12/5/30	(d)(e)	Consumer Durables & Apparel	$16,842	$16,446	$16,505
Spinrite, Inc., S+750, 3.0% Floor, 12/5/30	(d)(e)(f)	Consumer Durables & Apparel	3,158	3,158	3,095
Stryten Energy Resources, LLC, S+550, 1.0% Floor, 12/18/29	(d)(e)	Capital Goods	6,825	6,709	6,723
SWF Holdings I Corp., S+450, 1.0% Floor, 12/19/29	(d)	Consumer Durables & Apparel	3,078	3,194	3,065
SWF Holdings I Corp., S+450, 1.0% Floor, 12/19/29	(d)(f)	Consumer Durables & Apparel	3,922	3,922	3,905
Technique, LLC, S+550, 1.0% Floor, 11/14/31	(d)(e)	Capital Goods	11,842	11,638	11,635
Technique, LLC, S+325, 1.0% Floor, 11/14/30	(d)(e)	Capital Goods	658	626	651
Technique, LLC, S+325, 1.0% Floor, 11/14/30	(d)(e)(f)	Capital Goods	2,500	2,500	2,475
The Catawba Nation Gaming Authority, S+475, 3/29/32	(d)	Commercial & Professional Services	3,000	2,985	3,078
Tikehau Sonic S.a r.l., S+500, 10/31/32	(d)(e)(g)	Capital Goods	7,919	7,840	7,840
Tikehau Sonic S.a r.l., E+500, 10/31/32	(d)(e)(g)	Capital Goods	€6,768	8,104	7,875
Tikehau Sonic S.a r.l., E+500, 10/31/32	(d)(e)(g)(f)	Capital Goods	732	851	851
Tikehau Sonic S.a r.l., E+450, 4/30/32	(d)(e)(g)(f)	Capital Goods	732	851	851
Titan Purchaser, Inc., S+600, 1.0% Floor, 3/1/30	(d)	Materials	$6,558	6,636	6,627
Trimlight, Inc., S+600, 1.5% Floor, 5/6/30	(d)(e)	Consumer Discretionary Distribution & Retail	6,185	6,045	6,084
Trimlight, Inc., S+600, 1.5% Floor, 5/6/30	(d)(e)(f)	Consumer Discretionary Distribution & Retail	737	737	725
United Site Services, Inc., S+825, 0.5% Floor, 4/30/30	(d)	Commercial & Professional Services	6,000	6,206	6,090
Veritiv Operating Co., S+400, 11/30/30	(d)(g)	Capital Goods	6,962	6,850	6,971
Voyager Parent, LLC, S+475, 7/1/32	(d)	Consumer Services	3,990	3,876	3,998
Voyager Parent, LLC, S+425, 7/1/32	(d)(g)	Consumer Services	3,990	3,990	3,998
Weber-Stephen Products LLC, S+375, 10/1/32	(d)	Consumer Durables & Apparel	3,333	3,300	3,342
WH Borrower, LLC, S+450, 0.5% Floor, 2/20/32	(d)	Media & Entertainment	6,965	6,966	7,007
Wilsonart, LLC, S+425, 8/5/31	(d)	Capital Goods	6,920	6,940	6,720
Wok Holdings, Inc., S+625, 9/3/29	(d)	Consumer Services	4,934	4,766	3,639
Total Senior Secured Loans—First Lien				669,530	666,327
Unfunded Loan Commitments				(61,471)	(61,471)
Net Senior Secured Loans—First Lien				608,059	604,856
Senior Secured Loans—Second Lien—0.8%
Hexion Holdings Corp., S+744, 0.5% Floor, 3/15/30	(d)	Materials	5,148	4,483	5,010
Sterling Entertainment Enterprises, LLC, 17.75% PIK (17.75% Max PIK), 4/10/26	(e)(h)(i)	Media & Entertainment	868	868	152
Total Senior Secured Loans—Second Lien				5,351	5,162
Unsecured Bonds—0.0%
Solocal Group SA, 0.0%, 1/22/26	(e)(h)(j)	Media & Entertainment	€10	—	—
Total Unsecured Bonds				—	—

See notes to consolidated financial statements.
10

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(c)
Common Equity—0.0%
Harrel-Fish, LLC	(e)(h)(k)	Capital Goods	13,214	$13	$13
MASSiv Brands, LLC	(e)(h)(k)	Consumer Durables & Apparel	83,318	20	270
Total Common Equity				33	283
TOTAL INVESTMENTS—89.5%				$613,443	610,301
CASH, RESTRICTED CASH AND FOREIGN CURRENCY—14.2%					96,681
LIABILITIES IN EXCESS OF OTHER ASSETS—(3.7)%(l)					(25,347)
NET ASSETS—100.0%					$681,635

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	2/12/26	USD	8,125	GBP	6,100	$—	$97
Total Forward Foreign Currency Exchange Contracts						$—	$97

Total Return Swaps

	Received by the Fund(m)		Paid by the Fund(m)
Counterparty	Underlying Reference	Payment Frequency	Interest Rate(b)	Payment Frequency	Maturity	Number of Shares	Notional	Unrealized Appreciation (Depreciation)
Nomura Global Financial Products, Inc.	FS Specialty Lending Fund Common Shares	Monthly	OBFR+250	Monthly	11/13/28	455,673	$6,242	$201
Total								$201

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

(c)Fair value is determined by FS Credit Income Fund’s (the “Fund”) investment adviser, FS Credit Income Advisor, LLC (the “Advisor”), which has been designated by the Fund’s board of trustees (the “Board”) as its valuation designee. See Notes 2 and 8 for additional information on the Advisor’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2025, the three-month Sterling Overnight Index Average (“SONIA” or “SA”) was 3.72%, the one-month and three-month Secured Overnight Financing Rate (“SOFR” or “S”) was 3.69% and 3.65%, respectively, the three-month Euro Inter Bank Offered Rate (“EURIBOR” or “E”) was 2.03% and the Overnight Bank Funding Rate (“OBFR”) was 3.65%. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and basis point spread. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(e)Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

(f)All or a portion of this security is an unfunded commitment. As of December 31, 2025, the Fund had unfunded commitments of $61,471.

(g)Position or portion thereof unsettled as of December 31, 2025.

(h)Security is non-income producing.

(i)Security was on non-accrual status as of December 31, 2025.

(j)The security has a perpetual maturity; the date displayed is the next call date.

(k)Security held within FS Credit Income Equity Blocker, LLC, a wholly-owned subsidiary of the Fund.

(l)Includes the effect of forward foreign currency exchange contracts and total return swaps.

(m)The Fund receives the total return on the reference asset underlying the total return swap. The Fund pays a variable rate of interest, based on a specified benchmark.

GBP—British Pound

USD—U.S. Dollar

£—British Pound

€—Euro

FS Credit Income Fund

Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to consolidated financial statements.
11

December 31, 2025
Assets
Investments, at fair value (amortized cost—$613,443)	$610,301
Cash	76,740
Restricted cash	4,130
Foreign currency (cost—$15,770)	15,811
Receivable for investments sold	12,760
Receivable from Fund shares sold	2,048
Reimbursement due from adviser(1)	663
Interest receivable	3,484
Unrealized appreciation on swap contracts	201
Prepaid expenses and other assets	38
Total assets	$726,176

Liabilities
Payable for investments purchased	$39,442
Dividends payable	2,966
Swap income payable	19
Administrative services expense payable	77
Accounting and administrative fees payable	268
Professional fees payable	227
Unrealized depreciation on forward foreign currency exchange contracts	97
Trustees’ fees payable	26
Shareholder service fee payable—Class A	1
Shareholder service and distribution fees payable—Class T	1
Distribution fee payable—Class U	78
Shareholder service and distribution fees payable—Class U-2	109
Other accrued expenses and liabilities	1,230
Total liabilities	$44,541
Net assets	$681,635

Commitments and contingencies ($4,409)(2)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$57
Capital in excess of par value	702,396
Accumulated earnings (deficit)	(20,818)
Net assets	$681,635

FS Credit Income Fund

Consolidated Statement of Assets and Liabilities (continued)

(in thousands, except share and per share amounts)

See notes to consolidated financial statements.
12

December 31, 2025
Class A Shares
Net Assets	$5,605
Shares Outstanding	468,550
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.96
Maximum Offering Price Per Share ($11.96 ÷ 94.25% of net asset value per share)	$12.69

Class I Shares
Net Assets	$376,625
Shares Outstanding	31,373,239
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.00

Class T Shares
Net Assets	$2,216
Shares Outstanding	184,791
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.99
Maximum Offering Price Per Share ($11.99 ÷ 96.50% of net asset value per share)	$12.42

Class U Shares
Net Assets	$122,221
Shares Outstanding	10,237,556
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.94

Class U-2 Shares
Net Assets	$174,968
Shares Outstanding	14,516,121
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.05
Maximum Offering Price Per Share ($12.05 ÷ 97.50% of net asset value per share)(3)	$12.36

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.

(3)For purchases made prior to March 1, 2024, a contingent deferred sales charge (“CDSC”) of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024 up to September 14, 2025, a CDSC of 1.00% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase. For purchases made on or after September 15, 2025, a CDSC of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase.

See notes to consolidated financial statements.
13

FS Credit Income Fund

Consolidated Statements of Operations

(in thousands)

	Period from November 1, 2025 to December 31, 2025(1)	Year Ended October 31, 2025
Investment income
Interest income	$9,393	$50,748
Paid-in-kind interest income	587	—
Fee income	173	1,836
Dividend income	—	401
Total investment income	10,153	52,985

Operating expenses
Management fees	1,207	7,674
Administrative services expenses	95	547
Accounting and administrative fees	139	601
Professional fees	254	889
Trustees’ fees	26	142
Shareholder service fee—Class A	2	11
Shareholder service and distribution fees—Class T	2	14
Distribution fee—Class U	155	991
Shareholder service and distribution fees—Class U-2	209	1,006
Other general and administrative expenses	214	1,329
Total operating expenses	2,303	13,204
Less: Expense reimbursement(2)	(244)	(1,841)
Less: Management fee waiver(2)	(1,207)	(6,528)
Net operating expenses	852	4,835
Net investment income	9,301	48,150

Realized and unrealized gain/loss
Net realized gain (loss) on investments	1,545	(7,480)
Net realized gain (loss) on forward foreign currency exchange contracts	51	(566)
Net realized gain (loss) on swap contracts	211	(1,619)
Net realized gain (loss) on investments sold short	—	2
Net realized gain (loss) on foreign currency	148	512
Net change in unrealized appreciation (depreciation) on investments	(1,844)	(9,028)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(286)	279
Net change in unrealized appreciation (depreciation) on swap contracts	201	1,959
Net change in unrealized appreciation (depreciation) on investments sold short	—	12
Net change in unrealized gain (loss) on foreign currency	(104)	139
Total net realized gain (loss) and unrealized appreciation (depreciation)	(78)	(15,790)
Net change in provision for taxes on unrealized gains on investments	(37)	—
Net increase (decrease) in net assets resulting from operations	$9,186	$32,360

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2) See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver of management fees by FS Credit Income Advisor, LLC, the Fund’s investment adviser, to which it was otherwise entitled.

See notes to consolidated financial statements.
14

FS Credit Income Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Period from November 1, 2025 to December 31, 2025(1)	Year Ended October 31,
		2025	2024
Operations
Net investment income	$9,301	$48,150	$52,677
Net realized gain (loss)	1,955	(9,151)	25,342
Net change in unrealized appreciation (depreciation) on investments and provision for taxes on unrealized gains on investments	(1,881)	(9,028)	37,008
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(286)	279	(688)
Net change in unrealized appreciation (depreciation) on swap contracts	201	1,959	(3,905)
Net change in unrealized appreciation (depreciation) on investments sold short	—	12	(10)
Net change in unrealized gain (loss) on foreign currency	(104)	139	(29)
Net increase (decrease) in net assets resulting from operations	9,186	32,360	110,395

Shareholder distributions(2)
Distributions from net investment income
Class A	(75)	(402)	(494)
Class I	(5,324)	(29,879)	(36,270)
Class T	(28)	(230)	(230)
Class U	(1,611)	(10,254)	(12,415)
Class U-2	(2,132)	(10,341)	(9,012)
Total distributions from net investment income	(9,170)	(51,106)	(58,421)
Return of capital
Class A	(15)	(67)	—
Class I	(1,052)	(4,952)	—
Class T	(6)	(38)	—
Class U	(319)	(1,700)	—
Class U-2	(422)	(1,714)	—
Total return of capital	(1,814)	(8,471)	—
Net decrease in net assets resulting from shareholder distributions	(10,984)	(59,577)	(58,421)

Capital share transactions(3)
Net increase (decrease) in net assets resulting from capital share transactions	19,123	(121,431)	145,258

Total increase (decrease) in net assets	17,325	(148,648)	197,232
Net assets at beginning of period	664,310	812,958	615,726
Net assets at end of period	$681,635	$664,310	$812,958

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2) See Note 5 for a discussion of the distributions declared by the Fund.

(3)See Note 3 for a discussion of the Fund’s common share transactions.

See notes to consolidated financial statements.
15

FS Credit Income Fund

Consolidated Statements of Cash Flows

(in thousands)

	Period from November 1, 2025 to December 31, 2025(1)	Year Ended October 31, 2025
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$9,186	$32,360
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(192,808)	(602,360)
Paid in kind interest	(587)	—
Proceeds from sales and repayments of investments	70,094	621462
Purchase to cover investments sold short	—	(812)
Net realized (gain) loss on investments	(1,545)	7,480
Net realized (gain) loss on investments sold short	—	(2)
Net change in unrealized (appreciation) depreciation on investments and provision for taxes on unrealized gains on investments	1,881	9,028
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	286	(279)
Net change in unrealized (appreciation) depreciation on swap contracts	(201)	(1,959)
Net change in unrealized (appreciation) depreciation on investments sold short	—	(12)
Accretion of discount	(265)	(1,991)
(Increase) decrease in deposits held at broker	—	4,094
(Increase) decrease in receivable for investments sold	(1,511)	253,098
(Increase) decrease in reimbursement due from adviser(2)	(244)	(218)
(Increase) decrease in dividends receivable	—	167
(Increase) decrease in interest receivable	371	4,136
(Increase) decrease in receivable for variation margin on interest rate swap agreements	—	10
(Increase) decrease in payment due from broker	—	247
(Increase) decrease in prepaid expenses and other assets	23	35
Increase (decrease) in repurchase agreement payable	—	(53,458)
Increase (decrease) in collateral due to broker	—	(339)
Increase (decrease) in payable for investments purchased	27,634	(15,535)
Increase (decrease) in swap income payable	19	—
Increase (decrease) in payments due to broker	—	(5)
Increase (decrease) in Trustee fee payable	(9)	—
Increase (decrease) in management fees payable(2)	—	(4,012)
Increase (decrease) in administrative services expenses payable	24	53
Increase (decrease) in accounting and administrative fees payable	(162)	282
Increase (decrease) in interest expense payable	—	(350)
Increase (decrease) in professional fees payable	(175)	301
Increase (decrease) in interest payable for investments sold short	—	(45)
Increase (decrease) in distribution fee payable—Class U	(1)	(30)
Increase (decrease) in shareholder service and distribution fees payable—Class U-2	19	(3)
Increase (decrease) in payable for variation margin on open futures	—	(7)
Increase (decrease) in other accrued expenses and liabilities	635	187
Net cash provided by (used in) operating activities	(87,336)	251,523

See notes to consolidated financial statements.
16

FS Credit Income Fund

Consolidated Statements of Cash Flows (continued)

(in thousands)

	Period from November 1, 2025 to December 31, 2025(1)	Year Ended October 31, 2025
Cash flows from financing activities
Issuance of common shares	$63,242	$177,800
Repurchases of common shares	(45,168)	(332,111)
Shareholder distributions paid, net of dividends payable	(5,800)	(31,756)
Borrowings under loan facility(3)	—	25,000
Repayments under loan facility(3)	(18,750)	(6,250)
Borrowings under temporary financing arrangement(4)	—	(101,662)
Net cash provided by (used in) financing activities	(6,476)	(268,979)
Total increase (decrease) in cash	(93,812)	(17,456)
Cash, cash equivalents and foreign currency at beginning of period	190,493	207,949
Cash, restricted cash and foreign currency at end of period(5)	$96,681	$190,493
Supplemental disclosure
Reinvestment of shareholder distributions	$5,058	$28,130

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2) See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(3) See Note 9 for a discussion of the Fund’s financing arrangement.

(4) See Note 2 for discussion of the Fund’s temporary financing arrangement.

(5) As of December 31, 2025 and October 31, 2025, balance includes cash of $76,740 and $90,685, respectively, restricted cash of $4,130 and $0, respectively, foreign currency of $15,811 and $45, respectively, and a cash equivalent of $0 and $99,763, respectively.

See notes to consolidated financial statements.
17

FS Credit Income Fund

Consolidated Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Period from November 1, 2025 to December 31,		Year Ended October 31,
	2025(1)		2025	2024	2023	2022	2021
Per Share Data:(2)
Net asset value, beginning of period	$11.99		$12.50	$11.57	$11.43	$13.46	$12.26
Results of operations
Net investment income(3)	0.17		0.95	0.88	0.82	0.56	0.52
Net realized gain (loss) and unrealized appreciation (depreciation)	0.00		(0.29)	1.03	0.23	(1.87)	1.40
Net increase (decrease) in net assets resulting from operations	0.17		0.66	1.91	1.05	(1.31)	1.92
Shareholder Distributions:(4)
Distributions from net investment income	(0.17)		(1.00)	(0.98)	(0.91)	(0.72)	(0.72)
Return of capital	(0.03)		(0.17)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.20)		(1.17)	(0.98)	(0.91)	(0.72)	(0.72)
Net asset value, end of period	$11.96		$11.99	$12.50	$11.57	$11.43	$13.46
Shares outstanding, end of period	468,550		422,386	415,393	527,447	835,216	728,645
Total return(5)	1.39	%(9)	5.53%	16.93%	9.39%	(9.92)%	15.82%

Ratio/Supplemental Data:
Net assets, end of period	$5,605		$5,066	$5,193	$6,105	$9,543	$9,811
Ratio of net investment income to average net assets(6)(7)	8.29%		7.80%	7.17%	6.96%	4.46%	3.92%
Ratio of total expenses to average net assets(6)	1.94%		1.99%	3.76%	3.70%	2.91%	3.00%
Ratio of expense reimbursement/waiver to average net assets(6)	(1.28)%		(1.36)%	(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	0.66%		0.63%	3.60%	3.48%	2.75%	2.71%
Portfolio turnover rate	13	%(9)	140%	91%	156%	121%	113%
Total amount of senior securities outstanding exclusive of treasury securities	$—		$18,750	$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$—		$36,430	$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	—		36.43	—	10.26	5.80	9.41

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2) Per share data may be rounded in order to compute the ending net asset value per share.

(3) The per share data was derived by using the average number of common shares outstanding during the applicable period.

(4) The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(5) The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(6) Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7) If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.01%, 6.44%, 7.01%, 6.74%, 4.30% and 3.63% for the period from November 1, 2025 to December 31, 2025 and the years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(8) Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(9) Information presented is not annualized.

See notes to consolidated financial statements.
18

FS Credit Income Fund

Consolidated Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

	Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31,
			2025	2024	2023	2022	2021
Per Share Data:(2)
Net asset value, beginning of period	$12.04		$12.54	$11.61	$11.47	$13.50	$12.29
Results of operations
Net investment income(3)	0.17		0.97	0.92	0.86	0.59	0.56
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.01)		(0.27)	1.02	0.22	(1.87)	1.40
Net increase (decrease) in net assets resulting from operations	0.16		0.70	1.94	1.08	(1.28)	1.96
Shareholder Distributions:(4)
Distributions from net investment income	(0.17)		(1.03)	(1.01)	(0.94)	(0.75)	(0.75)
Return of capital	(0.03)		(0.17)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.20)		(1.20)	(1.01)	(0.94)	(0.75)	(0.75)
Net asset value, end of period	$12.00		$12.04	$12.54	$11.61	$11.47	$13.50
Shares outstanding, end of period	31,373,239		31,445,926	38,697,214	32,866,752	25,234,440	20,176,345
Total return(5)	1.34	%(9)	5.84%	17.15%	9.64%	(9.67)%	16.16%

Ratio/Supplemental Data:
Net assets, end of period	$376,625		$378,512	$485,360	$381,603	$289,321	$272,424
Ratio of net investment income to average net assets(6)(7)	8.50%		7.91%	7.41%	7.30%	4.74%	4.16%
Ratio of total expenses to average net assets(6)	1.71%		1.77%	3.51%	3.49%	2.68%	2.74%
Ratio of expense reimbursement/waiver to average net assets(6)	(1.28)%		(1.31)%	(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	0.43%		0.46%	3.35%	3.27%	2.52%	2.45%
Portfolio turnover rate	13	%(9)	140%	91%	156%	121%	113%
Total amount of senior securities outstanding exclusive of treasury securities	$—		$18,750	$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$—		$36,430	$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	—		36.43	—	10.26	5.80	9.41

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2) Per share data may be rounded in order to compute the ending net asset value per share.

(3) The per share data was derived by using the average number of common shares outstanding during the applicable period.

(4) The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(5) The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(6) Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7) If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.22%, 6.60%, 7.25%, 7.08%, 4.58%, and 3.87% for the period from November 1, 2025 to December 31, 2025 and the years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(8) Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(9) Information presented is not annualized.

See notes to consolidated financial statements.
19

FS Credit Income Fund

Consolidated Financial Highlights—Class T Shares

(in thousands, except share and per share amounts)

	Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31,
			2025	2024	2023	2022	2021
Per Share Data:(2)
Net asset value, beginning of period	$12.02		$12.53	$11.60	$11.46	$13.49	$12.28
Results of operations
Net investment income(3)	0.16		0.92	0.86	0.80	0.53	0.49
Net realized gain (loss) and unrealized appreciation (depreciation)	0.00		(0.29)	1.02	0.23	(1.87)	1.40
Net increase (decrease) in net assets resulting from operations	0.16		0.63	1.88	1.03	(1.34)	1.89
Shareholder Distributions:(4)
Distributions from net investment income	(0.16)		(0.98)	(0.95)	(0.89)	(0.69)	(0.68)
Return of capital	(0.03)		(0.16)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.19)		(1.14)	(0.95)	(0.89)	(0.69)	(0.68)
Net asset value, end of period	$11.99		$12.02	$12.53	$11.60	$11.46	$13.49
Shares outstanding, end of period	184,791		179,074	240,596	260,095	250,038	226,670
Total return(5)	1.35	%(9)	5.27%	16.61%	9.12%	(10.13)%	15.59%

Ratio/Supplemental Data:
Net assets, end of period	$2,216		$2,153	$3,015	$3,017	$2,865	$3,059
Ratio of net investment income to average net assets(6)(7)	8.11%		7.56%	6.95%	6.76%	4.21%	3.63%
Ratio of total expenses to average net assets(6)	2.17%		2.23%	4.00%	3.99%	3.18%	3.24%
Ratio of expense reimbursement/waiver to average net assets(6)	(1.28)%		(1.37)%	(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	0.89%		0.86%	3.84%	3.77%	3.02%	2.95%
Portfolio turnover rate	13	%(9)	140%	91%	156%	121%	113%
Total amount of senior securities outstanding exclusive of treasury securities	$—		$18,750	$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$—		$36,430	$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	—		36.43	—	10.26	5.80	9.41

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2) Per share data may be rounded in order to compute the ending net asset value per share.

(3) The per share data was derived by using the average number of common shares outstanding during the applicable period.

(4) The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(5) The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(6) Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7) If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.83%, 6.19%, 6.79%, 6.54%, 4.05%, and 3.34% for the period from November 1, 2025 to December 31, 2025 and the years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(8) Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(9) Information presented is not annualized.

See notes to consolidated financial statements.
20

FS Credit Income Fund

Consolidated Financial Highlights—Class U Shares

(in thousands, except share and per share amounts)

	Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31,
			2025	2024	2023	2022	2021
Per Share Data:(2)
Net asset value, beginning of period	$11.97		$12.48	$11.56	$11.41	$13.44	$12.24
Results of operations
Net investment income(3)	0.16		0.87	0.82	0.77	0.49	0.45
Net realized gain (loss) and unrealized appreciation (depreciation)	0.00		(0.28)	1.02	0.23	(1.86)	1.40
Net increase (decrease) in net assets resulting from operations	0.16		0.59	1.84	1.00	(1.37)	1.85
Shareholder Distributions:(4)
Distributions from net investment income	(0.16)		(0.94)	(0.92)	(0.85)	(0.66)	(0.65)
Return of capital	(0.03)		(0.16)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.19)		(1.10)	(0.92)	(0.85)	(0.66)	(0.65)
Net asset value, end of period	$11.94		$11.97	$12.48	$11.56	$11.41	$13.44
Shares outstanding, end of period	10,237,556		10,499,239	13,821,671	13,030,328	12,436,322	10,320,524
Total return(5)	1.31	%(9)	5.00%	16.37%	8.89%	(10.40)%	15.31%

Ratio/Supplemental Data:
Net assets, end of period	$122,221		125,687	$172,513	$150,611	$141,863	$138,704
Ratio of net investment income to average net assets(6)(7)	7.77%		7.16%	6.67%	6.51%	3.97%	3.35%
Ratio of total expenses to average net assets(6)	2.45%		2.52%	4.26%	4.24%	3.43%	3.48%
Ratio of expense reimbursement/waiver to average net assets(6)	(1.28)%		(1.33)%	(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	1.17%		1.19%	4.10%	4.02%	3.27%	3.19%
Portfolio turnover rate	13	%(9)	140%	91%	156%	121%	113%
Total amount of senior securities outstanding exclusive of treasury securities	$—		$18,750	$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$—		$36,430	$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	—		36.43	—	10.26	5.80	9.41

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2) Per share data may be rounded in order to compute the ending net asset value per share.

(3) The per share data was derived by using the average number of common shares outstanding during the applicable period.

(4) The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U common share during the applicable period.

(5) The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(6) Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7) If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.49%, 5.83%, 6.51%, 6.29%, 3.81%, and 3.06% for the period from November 1, 2025 to December 31, 2025 and the years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(8) Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(9) Information presented is not annualized.

See notes to consolidated financial statements.
21

FS Credit Income Fund

Consolidated Financial Highlights—Class U-2 Shares

(in thousands, except share and per share amounts)

	Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31,				Period from December 18, 2020 (Commencement of Operations) to October 31, 2021
			2025	2024	2023	2022
Per Share Data:(2)
Net asset value, beginning of period	$12.08		$12.59	$11.65	$11.50	$13.52	$13.24
Results of operations
Net investment income(3)	0.16		0.89	0.84	0.81	0.58	0.39
Net realized gain (loss) and unrealized appreciation (depreciation)	0.00		(0.30)	1.03	0.23	(1.87)	0.54
Net increase (decrease) in net assets resulting from operations	0.16		0.59	1.87	1.04	(1.29)	0.93
Shareholder Distributions:(4)
Distributions from net investment income	(0.16)		(0.94)	(0.93)	(0.89)	(0.73)	(0.65)
Return of capital	(0.03)		(0.16)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.19)		(1.10)	(0.93)	(0.89)	(0.73)	(0.65)
Net asset value, end of period	$12.05		$12.08	$12.59	$11.65	$11.50	$13.52
Shares outstanding, end of period	14,516,121		12,652,862	11,667,396	6,384,781	2,568,950	1,739,492
Total return(5)	1.29	%(9)	4.95%	16.44%	9.21%	(9.70)%	7.16	%(9)
Ratio/Supplemental Data:
Net assets, end of period	$174,968		$152,892	$146,877	$74,390	$29,535	$23,528
Ratio of net investment income to average net assets(6)(7)	7.76%		7.26%	6.73%	6.85%	4.67%	3.33%
Ratio of total expenses to average net assets(6).	2.46%		2.51%	4.18%	3.89%	2.77%	3.41%
Ratio of expense reimbursement/waiver to average net assets(6)	(1.28)%		(1.36)%	(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	1.18%		1.15%	4.02%	3.67%	2.61%	3.12%
Portfolio turnover rate	13	%(9)	140%	91%	156%	121%	113	%(9)
Total amount of senior securities outstanding exclusive of treasury securities	$—		$18,750	$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$—		$36,430	$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	—		36.43	—	10.26	5.80	9.41

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2) Per share data may be rounded in order to compute the ending net asset value per share.

(3) The per share data was derived by using the average number of common shares outstanding during the applicable period.

(4) The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U-2 common share during the applicable period.

(5) The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(6) Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7) If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.48%, 5.90%, 6.57%, 6.62%, 4.51% and 3.04% for the period from November 1, 2025 to December 31, 2025 and the years ended October 31, 2025, 2024, 2023, 2022 and for the period from December 18, 2020 (Commencement of Operations) through October 31, 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(8) Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(9) Information presented is not annualized.

FS Credit Income Fund

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

22

Note 1. Principal Business and Organization

FS Credit Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on October 27, 2016 and commenced investment operations on November 1, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a closed-end management investment company.

The Fund is a continuously offered, diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund offers seven classes of shares of beneficial interest — Class A Shares, Class I Shares, Class L Shares, Class M Shares, Class T Shares, Class U Shares and Class U-2 Shares (each defined below), which are substantially the same except that each class of shares has different sales charges and expenses. Shares are offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class A Shares, Class L Shares, Class T Shares and Class U-2 Shares, the applicable Sales Load. “Sales Load” includes selling commissions of up to 5.75% for Class A Shares, up to 3.50% for Class L Shares and Class T Shares and up to 2.50% for Class U-2 Shares. For purchases made prior to March 1, 2024, a contingent deferred sales charge (“CDSC”) of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024 up to September 14, 2025, a CDSC of 1.00% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase. For purchases made on or after September 15, 2025, a CDSC of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).

During the period from November 1, 2025 to December 31, 2025 and the year ended October 31, 2025, the Fund had a wholly-owned subsidiary through which it held interests in two portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiary it consolidated as of December 31, 2025 in accordance with U.S. generally accepted accounting principles (“GAAP”). All intercompany transactions have been eliminated in consolidation. The Fund’s consolidated subsidiary is subject to U.S. federal and state income taxes.

The Fund’s investment objective is to provide attractive total returns, including current income and capital appreciation. Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations. The securities acquired by the Fund may include all types of debt and equity obligations and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity. There is no geographical or currency limitation on securities acquired by the Fund. The Fund may purchase debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.

The investment adviser to the Fund, FS Credit Income Advisor, LLC (the “Advisor”), oversees the management of the Fund’s activities. Prior to December 1, 2024, the Advisor engaged GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Advisor”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), to act as the Fund’s investment sub-adviser and make investment decisions for the Fund’s portfolio, subject to the oversight of the Advisor. On September 30, 2024, the Fund and the Advisor received notice from the GoldenTree Sub-Advisor that it was resigning in its capacity as investment sub-adviser to the Fund and terminating the Investment Sub-Advisory Agreement, effective as of the close of business on November 30, 2024 (the “Termination Date”). On December 1, 2024, the Advisor became the sole investment adviser to the Fund and is now responsible for making all investment decisions for the Fund’s portfolio.

On December 10, 2025, the Fund’s board of trustees (the “Board”) approved a change to the Fund’s fiscal year end from October 31 to December 31 effective November 1, 2025. Accordingly, the Fund’s consolidated financial statements and notes to consolidated financial statements include information as of December 31, 2025 and for the period from November 1, 2025 to December 31, 2025.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with GAAP. As provided under Accounting Standards Codification Topic 946 (“ASC Topic 946”) Financial Services — Investment Companies, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary in its consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the

23

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation. The Fund’s cash is held with major financial institutions and may exceed federally insured limits.

The Fund’s financial institutions may provide temporary financing to the Fund in the event of a bank overdraft. Bank overdrafts are included as temporary financing on the Fund’s consolidated statement of assets and liabilities. As of December 31, 2025, the Fund did not have any temporary financing liabilities.

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”), Class T share of beneficial interest (“Class T Share”) and Class U-2 share of beneficial interest (“Class U-2 Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”), Class M share of beneficial interest (“Class M Share”) and Class U share of beneficial interest (“Class U Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Advisor’s valuation policy. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated the Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process as set forth in the Advisor’s valuation policy. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to its responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from the Advisor as valuation designee on a quarterly basis.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”). The Fund also may invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by the Advisor to be unreliable (and therefore, not readily available), the Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm or by the Advisor’s fair value committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by the Advisor.

24

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Advisor, under the oversight of the Board, in accordance with the Advisor’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that the Advisor may rely upon valuations obtained from an approved independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•Daily, the independent third-party valuation service may record an adjustment to the most recent value provided by such independent third-party valuation service by accounting for relevant factors, which may include but are not limited to, prevailing interest rates and expectations of interest rates in the future, market conditions, and the performance of the underlying investments;

•Monthly, the Advisor will determine and document valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•The quarterly fair valuation process will begin with the Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;

•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in the Advisor’s valuation policy and communicates the information to the Advisor in the form of a valuation range;

•The Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;

•The Advisor then provides the Audit Committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process as required by the Board reporting requirement of Rule 2a-5 and the Advisor’s valuation policy;

•The Audit Committee of the Board then meets with the Advisor to receive the relevant quarterly reporting and to discuss any questions from the Audit Committee in connection with the Audit Committee of the Board’s role in overseeing the fair valuation process; preliminary valuations are then presented to and discussed with the Audit Committee of the Board;

•Following the completion of fair value oversight activities, the Audit Committee of the Board, with assistance from the Advisor, provides the Board with a report regarding the quarterly valuation process.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, the Advisor may use any approved independent third-party pricing or valuation services. However, the Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by the Advisor, or provided by any approved independent third-party valuation or pricing service, that the Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that the Advisor, any approved independent third-party valuation service and the Audit Committee of the Board may consider when determining the fair value of the Fund’s investments.

The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value.

Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

25

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. Swaps that cannot be valued from an independent third party may be valued using prices supplied by the counterparty but will be considered Level 3 investments and thus subject to the multistep fair valuation process, as described previously. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statements of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss). Reverse repurchase agreements are valued at cost, which approximates fair value.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund holds investments in certain securities that accumulate PIK income to be paid upon the redemption, liquidation or maturity of the underlying investment. Such PIK income is accumulated onto the principal balance of the respective security. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on relative net assets.

Distributions received from common equity investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received based on historical information or estimates provided by the respective portfolio companies. These estimates may subsequently be revised based on the information received from the respective portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized or accreted as interest income, using the effective interest method, over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the two months ended December 31, 2025, the Fund recognized $7 in structuring and upfront fee revenue.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs primarily include third-party

26

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

expenses incurred in marketing the Fund’s common shares. Franklin Square Holdings, L.P. (which does business as Future Standard) (formerly FS Investments), an affiliate of the Advisor, has agreed to assume all of the Fund’s organization and offering costs and will not seek reimbursement of such costs.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to non-deductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statements of operations. During the period from November 1, 2025 to December 31, 2025 and the year ended October 31, 2025, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund may enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Cross-currency Swaps: The Fund may enter into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Interest Rate Swaps: The Fund may enter into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Reverse Repurchase Agreements: The Fund utilized reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. Reverse repurchase agreements are valued at cost, which approximates fair value.

Total Return Swaps: The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party agrees to make periodic payments based on the total

27

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund authorizes and declares ordinary cash distributions daily and pays on a monthly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any. Prior to July 2023, the Fund authorized, paid and declared ordinary cash distributions on a quarterly basis.

Segment Reporting: The Fund operates through a single operating and reporting segment with an investment objective to generate current income and, to a lesser extent, long-term capital appreciation. The chief operating decision maker (“CODM”) is the Fund’s chief executive officer. The CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s change in net assets resulting from operations. In addition to numerous other factors and metrics, the CODM utilizes net investment income as a key metric in determining the amount of dividends to be distributed to the Fund’s common shareholders. As the Fund’s operations are comprised of a single reporting segment, the segment assets are reflected on the accompanying consolidated statement of assets and liabilities as “total assets” and the significant segment expenses are listed on the accompanying consolidated statements of operations.

Recent Accounting Pronouncements: In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”) which requires additional disaggregated disclosures on the entity’s effective tax rate reconciliation and additional details on income taxes paid. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund adopted ASU 2023-09 effective December 31, 2025 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the period from November 1, 2025 to December 31, 2025 and the years ended October 31, 2025 and 2024:

	Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31,
			2025		2024
Class A Shares	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	51,904	$644	122,335	$1,539	35,881	$462
Reinvestment of Distributions	2,996	36	20,672	252	23,552	290
Total Gross Proceeds	54,900	680	143,007	1,791	59,433	752
Commissions and Dealer Manager Fees	—	(22)	—	(55)	—	(19)
Net Proceeds to the Fund	54,900	658	143,007	1,736	59,433	733
Share Repurchase Program	(8,736)	(104)	(94,940)	(1,157)	(171,487)	(2,124)
Transfers Out	—	—	(41,074)	(501)	—	—
Net Proceeds from Class A Share Transactions	46,164	$554	6,993	$78	(112,054)	$(1,391)

Class I Shares	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	2,496,504	$29,991	11,159,430	$136,112	12,249,028	$150,898
Reinvestment of Distributions	144,949	1,740	885,791	10,815	830,684	10,281
Total Gross Proceeds	2,641,453	31,731	12,045,221	146,927	13,079,712	161,179
Share Repurchase Program	(2,714,140)	(32,597)	(19,399,625)	(239,592)	(7,278,055)	(89,442)
Transfers In	—	—	113,288	1,380	28,805	346
Transfers Out	—	—	(10,172)	(126)	—	—
Net Proceeds from Class I Share Transactions	(72,687)	$(866)	(7,251,288)	$(91,411)	5,830,462	$72,083

28

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

	Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31,
			2025		2024
Class T Shares	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	4,187	$52	15,829	$199	8,833	$113
Reinvestment of Distributions	1,530	18	14,320	175	12,860	159
Total Gross Proceeds	5,717	70	30,149	374	21,693	272
Commissions and Dealer Manager Fees	—	(2)	—	(7)	—	(3)
Net Proceeds to the Fund	5,717	68	30,149	367	21,693	269
Share Repurchase Program	—	—	(91,671)	(1,116)	(39,856)	(493)
Transfers Out	—	—	—	—	(1,336)	(16)
Net Proceeds from Class T Share Transactions	5,717	$68	(61,522)	$(749)	(19,499)	$(240)

Class U Shares	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	96,063	$1,147	379,623	$4,553	1,421,912	$17,322
Reinvestment of Distributions	108,512	1,296	650,258	7,904	744,161	9,165
Total Gross Proceeds	204,575	2,443	1,029,881	12,457	2,166,073	26,487
Share Repurchase Program	(466,258)	(5,567)	(4,406,096)	(54,122)	(1,351,535)	(16,552)
Transfers In	—	—	84,773	1,028	4,391	54
Transfers Out	—	—	(30,990)	(379)	(27,586)	(330)
Net Proceeds from Class U Share Transactions	(261,683)	$(3,124)	(3,322,432)	$(41,016)	791,343	$9,659

Class U-2 Shares	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	2,272,582	$27,437	3,114,646	$37,819	5,139,001	$64,179
Reinvestment of Distributions	163,284	1,968	733,174	8,984	516,527	6,429
Total Gross Proceeds	2,435,866	29,405	3,847,820	46,803	5,655,528	70,608
Commissions and Dealer Manager Fees	—	(14)	—	(18)	—	(888)
Net Proceeds to the Fund	2,435,866	29,391	3,847,820	46,785	5,655,528	69,720
Share Repurchase Program(2)	(572,607)	(6,900)	(2,747,126)	(33,716)	(368,558)	(4,519)
Transfers Out	—	—	(115,228)	(1,402)	(4,355)	(54)
Net Proceeds from Class U-2 Share Transactions	1,863,259	$22,491	985,466	$11,667	5,282,615	$65,147
Net Proceeds to the Fund	1,580,770	$19,123	(9,642,783)	$(121,431)	11,772,867	$145,258

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2) For purchases made prior to March 1, 2024, a CDSC of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024 up to September 14, 2025, a CDSC of 1.00% may be assessed on class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase. For purchases made on or after September 15, 2025, a CDSC of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase.

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

29

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the period from November 1, 2025 to December 31, 2025, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
December 11, 2025	7%	3,761,741	6.41%

Distribution Plan

The Fund, with respect to its Class L, Class M, Class T, Class U and Class U-2 Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M, Class T, Class U and Class U-2 Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets for Class L, Class M and Class T Shares, 0.50% of average daily net assets for Class U-2 Shares and 0.75% of average daily net assets for Class U Shares attributable to the respective share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the period from November 1, 2025 to December 31, 2025, Class T, Class U and Class U-2 Shares incurred distribution fees of $1, $155 and $139, respectively.

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L, Class T and Class U -2 Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or the Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L, Class T and Class U-2 Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L, Class T and Class U-2 Shares, respectively. For the period from November 1, 2025 to December 31, 2025, Class A, Class T and Class U-2 Shares incurred shareholder service fees of $2, $1 and $70, respectively.

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

30

Note 4. Related Party Transactions

Compensation of the Investment Adviser, Sub-Adviser and their Affiliates

Pursuant to the investment advisory agreement (as amended, “Investment Advisory Agreement”), dated as of September 18, 2017, by and between the Fund and the Advisor, the Advisor is entitled to a management fee in consideration of the advisory services provided by the Advisor to the Fund. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.

Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of September 18, 2017, by and among the Fund, the Advisor and the GoldenTree Sub-Advisor, the GoldenTree Sub-Advisor was entitled to receive a sub-advisory fee (payable out of the management fee) equal to 0.775% (on an annualized basis) of the Fund’s average daily gross assets up to and including the Termination Date. The Sub-Advisory Agreement terminated on the Termination Date.

The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. Prior to April 6, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as the Advisor may determine. Effective December 1, 2024, the management fee rate that the Fund pays to the Advisor under the Investment Advisory Agreement was permanently reduced to 1.00% of the Fund’s average daily gross assets. In addition, the Advisor has contractually agreed for the period from December 1, 2024 through March 31, 2026, to waive the management fee to which it is entitled under the Investment Advisory Agreement so that the fee received equals 0.00% of the average daily gross assets.

Pursuant to the amended and restated administration agreement (“Administration Agreement”), dated as of April 6, 2018, by and between the Fund and the Advisor, the Fund reimburses the Advisor and, prior to the Termination Date, reimbursed the GoldenTree Sub-Advisor, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of Future Standard and the GoldenTree Sub-Advisor providing administrative services to the Fund on behalf of the Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, the Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. The Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods. Effective December 1, 2024, the Fund no longer has an obligation to reimburse the GoldenTree Sub-Advisor for actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of GoldenTree Sub-Advisor providing administrative services to the Fund.

The Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of the Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to the Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse the Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of the Advisor.

Reimbursements of administrative expenses to the Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and the GoldenTree Sub-Advisor had agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which the Advisor waived expenses or made payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the Expense Limitation Agreement and the Advisor and the GoldenTree Sub-Advisor had agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.

Pursuant to the Administration Agreement, the Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by the Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) the Advisor shall not be entitled to reimbursement for any expenses

31

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

relating to the salaries and direct expenses of administrative personnel paid by the Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by the Advisor or GoldenTree, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

Future Standard funded the Fund’s offering costs in the amount of $1,681 for the period from October 27, 2016 (Inception) through April 6, 2018. Effective April 6, 2018, Future Standard agreed to assume all of the Fund’s prior and future offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the period from November 1, 2025 to December 31, 2025 and the year ended October 31, 2025:

Related Party	Source Agreement	Description	Period from November 1, 2025 to December 31, 2025	Year Ended October 31, 2025
FS Credit Income Advisor	Investment Advisory Agreement	Management Fee(1)	$ —	$1,146
FS Credit Income Advisor	Administration Agreement	Administrative Services Expenses(2)	$95	$547

(1)The Advisor has contractually agreed for the period from December 1, 2024 through March 31, 2026, to waive the management fee to which it is entitled under the Investment Advisory Agreement so that the fee received equals 0.00% of the Fund’s average daily gross assets. During the period from November 1, 2025 to December 31, 2025 and the year ended October 31, 2025, the management fee amount shown in the table above is net of the management fee waiver of $1,207 and $6,528, respectively. As of December 31, 2025, there were no management fees payable to the Advisor.

(2)During the period from November 1, 2025 to December 31, 2025 and the year ended October 31, 2025, all of the accrued administrative services expenses related to third-party expenses.

Capital Contributions by Future Standard and GoldenTree

In June 2017, pursuant to a private placement, Michael C. Forman, a principal of the Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

In November 2017, Future Standard, GoldenTree and their affiliates collectively purchased $19,900 of Class I Shares, in June 2018, Future Standard purchased $17,283 of Class I Shares, in September 2019, an affiliate of Future Standard purchased $20 of Class U Shares and in December 2020, an affiliate of Future Standard purchased $20 of Class U-2 Shares. As of December 31, 2025, the Board and individuals and entities affiliated with the Advisor held 680,297 Class I Shares, 1,531 Class U Shares and 1,511 Class U-2 Shares valued at approximately $8,164, $18 and $18, respectively, based on the respective NAV per share on such date. Future Standard, and its respective employees, partners, officers and affiliates may own a significant or meaningful percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant or meaningful influence on the outcome of any matter put to a vote of shareholders.

Expense Limitation Agreement

Pursuant to an amended and restated expense limitation agreement, dated April 6, 2018 (the “Expense Limitation Agreement”), the Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when the Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to the Advisor. The Expense Limitation Agreement may not be terminated by the Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC (whether incurred by counsel to the Fund, the Advisor or the GoldenTree Sub-Advisor), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related

32

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

The specific amount of expenses waivable and/or payable by the Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse the Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the period from November 1, 2025 to December 31, 2025, the Fund accrued $244 of expense reimbursements from the adviser that Future Standard has agreed to pay, all of which pertained to the Expense Limitation Agreement. Such amount may be subject to conditional reimbursement as described above.

The following table reflects the amounts paid or waived by the Advisor under the expense limitation agreement and the expiration date for future possible reimbursements by the Fund:

For the Six Months Ended, unless otherwise specified	Amount	Expiration Date
April 30, 2023	$597	April 30, 2026
October 31, 2023	565	October 31, 2026
April 30, 2024	803	April 30, 2027
October 31, 2024	359	October 31, 2027
April 30, 2025	982	April 30, 2028
October 31, 2025	859	October 31, 2028
For the period from November 1, 2025 to December 31, 2025(1)	244	December 31, 2028
	$4,409

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

Exemptive Relief

The Fund previously operated under exemptive relief granted by the SEC that permitted the Fund to participate in certain negotiated co-investments alongside other funds managed by the Advisor or certain of its affiliates, subject to certain conditions, including that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief (the “Co-Investment Order”).

On February 20, 2025, the Fund, alongside other funds managed by the Advisor or certain of its affiliates, filed an application for a new exemptive relief order that would similarly permit co-investments with certain affiliates of the Fund but would simplify certain of the conditions under and provide more flexibility than the Co-Investment Order (the “New Co-Investment Order”). The New Co-Investment Order was granted by the SEC, effective April 29, 2025, and supersedes the Co-Investment Order.

Franklin Square Holdings, L.P. Facility

On March 31, 2025, the Fund, as borrower, entered into a loan agreement with Franklin Square Holdings, L.P. , as lender ( the “FSH Facility”), which provides for, among other things, (i) a maximum committed revolving line of credit in an aggregate principal amount up to $25,000; and (ii) a final maturity date of November 30, 2025, which may be extended upon mutual consent. Borrowings under the FSH Facility are not subject to a borrowing base test and do not bear interest. On September 30, 2025, the Fund repaid $6,250 of the FSH Facility. On November 26, 2025, the Fund repaid the remaining $18,750 of the FSH Facility. The FSH Facility matured on November 30, 2025.

Participating Funds Total Return Swaps

On November 13, 2025, the Fund entered into a share swap confirmation with Nomura Global Financial Products, Inc. (the “TRS Counterparty”) governing an equity total return swap (the “Equity TRS”) for common shares of beneficial interest of FS Specialty Lending Fund (“FSSL”). The Advisor is owned by the owner of the investment adviser of FSSL. The Equity TRS enables the Fund to obtain the economic benefit of owning up to $25 million of common shares of FSSL in return for an interest-type payment to the TRS Counterparty. The Equity TRS has a term of three years, but may be terminated earlier in whole or in part following the occurrence of certain prescribed events agreed to between the TRS Counterparty and the Fund.

Note 5. Distributions

During the period from November 1, 2025 to December 31, 2025, the Fund declared gross distributions in the amount of $0.20 (as adjusted for the applicable share class expenses) per share in the total amount of $10,984. As of December 31, 2025, $2,966 of dividends were payable to shareholders. On December 29, 2025 and January 27, 2026, the Board declared regular monthly cash

33

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

distributions for January and February 2026, respectively, in the amount of $0.09 and $0.09, respectively, (as adjusted for the applicable share class expenses) per share. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The following table reflects the sources of distributions on a tax basis that the Fund paid on its common shares during the period from November 1, 2025 to December 31, 2025 and the years ended October 31, 2025 and 2024:

	Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31,
			2025		2024
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(2)	$9,170	83%	$51,106	86%	$58,421	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—	—	—
Return of capital	1,814	17%	8,471	14%	—	—
Total	$10,984	100%	$59,577	100%	$58,421	100%

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2)The Fund’s net investment income on a tax basis for the period from November 1, 2025 to December 31, 2025 and years ended October 31, 2025 and 2024 was $9,170, $43,479 and $57,301, respectively. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year based upon the Fund’s taxable income for the calendar year and distributions paid for the calendar year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the period from November 1, 2025 to December 31, 2025, the Fund increased accumulated earnings (deficit) by $2,723 and decreased capital in excess of par value by $2,723. This reclassification has no impact on the net assets of the Fund.

As of December 31, 2025, the components of accumulated earnings (loss) on a tax basis were as follows:

Distributable ordinary income	$—
Accumulated capital losses(1)	(17,696)
Net unrealized appreciation (depreciation)	(3,122)
Total	$(20,818)

(1)Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of December 31, 2025, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $6,072 and $11,624, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $613,443 as of December 31, 2025. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis was $(3,142), which was comprised of gross unrealized appreciation of $4,206 and gross unrealized depreciation of $7,348, as of December 31, 2025.

As of December 31, 2025, the Fund had a deferred tax liability of $37 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. During the period from November 1, 2025 to December 31, 2025, the Fund recorded a provision (benefit) for taxes related to the Fund’s wholly owned taxable subsidiary of $37 related to the deferred tax liability.

Note 6. Financial Instruments

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

34

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund is subject to foreign currency exchange rate risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund may enter into cross-currency swap contracts and forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies and/or swap contracts to gain or reduce exposure to fluctuations in interest rates.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statements of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

The Fund entered into the Equity TRS with the TRS Counterparty. Under the Equity TRS, the Fund obtains the economic benefit of owning shares of FSSL, an investment company registered under the 1940 Act, without actually owning such shares, and the TRS Counterparty receives an interest-type payment in return. The investment adviser to FSSL is owned by Franklin Square Holdings, L.P., which is also the owner of the Advisor.

The Equity TRS is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation on swap contracts in the consolidated statement of assets and liabilities. Pursuant to its terms, the Equity TRS settles monthly and a realized gain or loss is recorded in the consolidated statements of operations equal to the difference between the value of the shares underlying the Equity TRS at the time the swap was entered into or the previous settlement date and the value as of the current settlement date, plus dividends received and less accrued interest. Any dividends received by the TRS Counterparty as holder of the FSSL shares are paid to the Fund. The Equity TRS has a term of three years, but it can be terminated earlier in whole or in part following the occurrence of certain prescribed events agreed to between the TRS Counterparty and the Fund. The primary underlying risk exposure through the use of equity total return swaps is equity market risk.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statements of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statements of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

35

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of December 31, 2025 was as follows:

	Fair Value
	Derivative Assets		Derivative Liabilities
Equity Risk
Total return swaps	$201	(1)	$—
Foreign Currency Risk
Forward foreign currency exchange contracts	$—		$97	(2)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities and located as follows:

(1)Unrealized appreciation on swaps contracts.

(2)Unrealized appreciation on forward foreign currency exchange contracts.

The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of December 31, 2025:

Counterparty	Derivative Assets Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Received(2)	Cash Collateral Received(2)(3)	Net Amount of Derivative Assets(4)
Nomura Global Financial Products Inc.	$201	$—	$—	$—	$201

Counterparty	Derivative Liabilities Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Pledged(2)	Cash Collateral Pledged(2)(3)	Net Amount of Derivative Liabilities(4)
State Street Bank and Trust Company	$97	$—	$—	$—	$97

(1)Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Certain cash collateral pledged by counterparties has been utilized by the Fund for daily investment activities and is not reflected on the Fund’s consolidated statement of assets and liabilities.

(4)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting purposes) on the Fund’s consolidated statements of operations by risk exposure for the period from November 1, 2025 to December 31, 2025 and the year ended October 31, 2025 was as follows:

	Net Realized Gain (Loss) on Derivatives Recognized in Income				Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Period from November 1, 2025 to December 31, 2025		Year Ended October 31, 2025		Period from November 1, 2025 to December 31, 2025		Year Ended October 31, 2025
Equity Risk
Total return swaps	$211	(1)	—		$201	(2)	$—
Foreign Currency Risk
Forward foreign currency exchange contracts	$51	(3)	$(566	)(1)	$(286	)(2)	$279	(2)
Cross-currency swaps	$—		$(1,720	)(3)	$—		$1,906	(4)
Interest Rate Risk
Interest rate swaps	$—		$101	(3)	$—		$53	(4)

36

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statements of operations and located as follows:

(1)Net realized gain (loss) on swap contracts.

(2)Net change in unrealized appreciation (depreciation) on swap contracts.

(3)Net realized gain (loss) on forward foreign currency exchange contracts.

(4)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The average notional amounts of total return swaps and forward foreign currency exchange contracts outstanding during the period from November 1, 2025 to December 31, 2025, which are indicative of the volumes of these derivative types, were $5,212 and $9,914 respectively. The average notional amounts of forward foreign currency exchange contracts, cross-currency swaps and interest rate swaps outstanding during the year ended October 31, 2025, which are indicative of the volumes of these derivative types, were $14,984, $9,998 and $377, respectively.

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the consolidated statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the consolidated statements of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions were entered into by the Fund under master repurchase agreements (“MRA”) which permitted the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

With reverse repurchase transactions, typically the Fund and counterparty under an MRA were permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund received or posted securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund was considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may have been delayed.

As of December 31, 2025, the Fund did not have any open reverse repurchase agreements with any counterparties.

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2025:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$608,059	$604,856	99%
Senior Secured Loans—Second Lien	5,351	5,162	1%
Unsecured Bonds	—	—	0%
Common Equity	33	283	0%
Total	$613,443	$610,301	100%

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of December 31, 2025, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

37

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of December 31, 2025, the Fund had 30 senior secured loan investments with aggregate unfunded commitments of $61,471. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2025:

Industry Classification	Fair Value	Percentage of Portfolio
Capital Goods	142,577	23%
Consumer Durables & Apparel	80,479	13%
Consumer Services	70,985	12%
Materials	70,484	11%
Commercial & Professional Services	66,042	11%
Health Care Equipment & Services	41,963	7%
Media & Entertainment	22,877	4%
Software & Services	22,233	4%
Automobiles & Components	21,251	3%
Food, Beverage & Tobacco	13,518	2%
Household & Personal Products	12,761	2%
Financial Services	10,374	2%
Telecommunication Services	10,331	2%
Transportation	7,092	1%
Consumer Discretionary Distribution & Retail	6,072	1%
Pharmaceuticals, Biotechnology & Life Sciences	5,778	1%
Insurance	5,484	1%
Total	$610,301	100%

Purchases and sales of securities during the period from November 1, 2025 to December 31, 2025, other than short-term securities and U.S. government obligations, were $192,808 and $70,094 respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that a fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

38

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

As of December 31, 2025, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$250,026	$354,830	$604,856
Senior Secured Loans—Second Lien	—	5,010	152	5,162
Unsecured Bonds	—	—	—	—
Common Equity	—	—	283	283
Total Investments	$—	$255,036	$355,265	$610,301

As of December 31, 2025, the Fund had forward foreign currency exchange contracts and total return swaps with a fair value of $(97) and $201, respectively, both categorized as Level 2 in the fair value hierarchy.

The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Advisor’s valuation policy and consistently applied valuation process. The Board has designated the Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in the Advisor’s valuation policy.

The Fund’s investments consist of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Forward foreign currency exchange contracts are valued at their quoted daily prices obtained from an independent third party. The fair value of the total return swaps is determined daily based on the bid price of the underlying asset provided by the counterparty. These assumptions are observable in the marketplace or can be corroborated by active markets or broker quotes and are typically classified as Level 2 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. When a current price is not available from an independent third-party pricing service, investments may be valued by the Advisor as determined in good faith. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the consolidated financial statements is valued at cost if the Advisor determines that the cost of such investment is the best indication of its fair value. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Investments that are traded on an active public market are valued at their closing price as of the date of the consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, one of the Fund’s preferred stock investments is also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value.

The Advisor periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Advisor believes that these prices are reliable indicators of fair value. The Advisor reviewed the valuation determinations made with respect to these investments in a manner consistent with the Advisor’s valuation policy.

39

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the period from November 1, 2025 to December 31, 2025 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Unsecured Bonds	Common Equity	Total
Fair value at beginning of period	$215,899	$729	$—	$195	$216,823
Accretion of discount (amortization of premium)	123	—	—	—	123
Realized gain (loss)	186	—	—	—	186
Net change in unrealized appreciation (depreciation)	(79)	(577)	—	75	(581)
Purchases	156,476	—	—	13	156,489
Paid-in-kind interest	570	—	—	—	570
Sales	(18,345)	—	—	—	(18,345)
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—
Fair value at end of period	$354,830	$152	$—	$283	$355,265
The amount of total gains or losses for the year included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(24)	$(577)	$—	$75	$(526)

(1) Transfers into or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year. For the period from November 1, 2025 to December 31, 2025, transfers into Level 3 were due to increased price transparency.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2025 are as follows:

Type of Investment	Fair Value at December 31, 2025	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans - First Lien	$270,210	Market Comparables	Market Yield (%)	6.5% - 24.6%	10.4%
	66,159	Cost
	18,461	Other(2)
Senior Secured Loans - Second Lien	152	Market Comparables	EBITDA Multiples (x)	8.3x - 8.8x	8.5x
Unsecured Bonds	—	Other(2)
Common Equity	283	Market Comparables	EBITDA Multiples (x)	2.6x - 6.5x	2.9x
Total	$355,265

(1)For investments using a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis.

(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by the Advisor.

Note 9. Financing Arrangement

Franklin Square Holdings, L.P. Facility

On March 31, 2025, the Fund, as borrower, entered into a loan agreement with Franklin Square Holdings, L.P., as lender, (the “FSH Facility”), which provides for, among other things, (i) a maximum committed revolving line of credit in an aggregate principal amount up to $25,000; and (ii) a final maturity date of November 30, 2025, which may be extended upon mutual consent. Borrowings under the FSH Facility are not subject to a borrowing base test and do not bear interest. On September 30, 2025, the Fund repaid $6,250 of the FSH Facility. On November 26, 2025, the Fund repaid the remaining $18,750 of the FSH Facility. The FSH Facility matured on November 30, 2025.

The Fund’s average borrowings for the period from November 1, 2025 to November 26, 2025 were $18,750.

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

40

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, litigation, legislation or other political events, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Senior Loans Risk: The senior loans in which the Fund invests will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Below Investment Grade Rating Risk” below. Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the NAV of the Shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed-income instruments.

Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by the Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends

41

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Interest Rate Risk: The Fund is subject to financial market risks, including changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objective and the Fund’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk, operational risk and regulatory risk.

42

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Furthermore, the Fund’s ability to successfully use derivatives depends on the Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In accordance with Rule 18f-4, the Fund adopted and implemented a comprehensive written derivatives risk management program and is subject to an outer limit on Fund leverage risk calculated based on value-at-risk. This outer limit is based on a relative value-at-risk test that will compare the Fund’s value-at-risk to the value-at-risk of a designated reference portfolio. The derivatives risk management program is administered by a “derivatives risk manager,” who has been appointed by the Fund’s Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), and periodically reviews the derivatives risk management program and reports to the Board on a quarterly basis.

Economic Downturn or Recession or Other Market Disruption: Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

The Fund may also be adversely affected by uncertainties and events around the world, such as public health emergencies, terrorism, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs the Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it has exceeded 100% in certain prior years and may exceed 100% again in the future. However, portfolio turnover rate is not considered a limiting factor in the execution of investment

43

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

decisions for the Fund. High portfolio turnover may result in the realization of net short -term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Focused Investment Risk: To the extent that the Fund focuses its investments in a particular industry, the NAV of the common shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, changes in interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Cybersecurity Risks: Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, its affiliates and the Fund’s and its affiliates’ respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, it could suffer such losses in the future.

The Fund’s affiliates and respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. Despite reasonable precautions, the risk remains that such incidents could occur, and this potentially could jeopardize confidential and other information, including non-public personal information, private shareholder information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Fund’s affiliates and the Fund and its affiliates’ respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Cash Balance Risk: The Fund’s cash is held in accounts at U.S. banking institutions. Cash held by the Fund and its portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation insurance limits. If such banking institutions were to fail, the Fund or its portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund and its portfolio companies’ business, financial condition, results of operations, or prospects.

Although the Fund assesses its portfolio companies’ banking relationships as necessary or appropriate, the Fund and its portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund or its portfolio companies’ respective current and projected future business operations could be significantly impaired by factors that affect the Fund or its portfolio companies, the financial institutions with which the Fund or its portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund or its portfolio companies have financial or business relationships but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund or its portfolio companies to acquire financing on acceptable terms or at all.

Force Majeure Risk: Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of the Fund’s control. The Fund, the Advisor, and the portfolio companies in which the Fund invests could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood,

44

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including the Fund, the Advisor, a portfolio company or a counterparty to the Fund, the Advisor, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of the Advisor or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact the Fund, the Advisor, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund invests or its portfolio companies operate specifically. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Artificial Intelligence and Machine Learning Technology Risks: Artificial intelligence, including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials, (collectively, “AI”) and its current and potential future applications including in the private investment and financial industries, as well as the legal and regulatory frameworks within which AI operates, continue to rapidly evolve.

Recent technological advances in AI pose risks to the Fund, the Advisor, and the portfolio companies in which the Fund invests. The Fund and the portfolio companies in which the Fund invests could also be exposed to the risks of AI if third-party service providers or any counterparties, whether or not known to the Fund, also use AI in their business activities. The Fund and the portfolio companies in which the Fund invests may not be in a position to control the use of AI technology in third-party products or services.

Use of AI could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party AI applications and users. While the Advisor does not currently use AI to make investment recommendations, the use of AI could also exacerbate or create new and unpredictable risks to the Fund’s business, the Advisor’s business, and the business of the portfolio companies in which the Fund invests, including by potentially significantly disrupting the markets in which the Fund and its portfolio companies operate or subjecting the Fund, the portfolio companies in which the Fund invests, and the Advisor to increased competition and regulation, which could materially and adversely affect the business, financial condition or results of operations of the Fund, the portfolio companies in which the Fund invests, and the Advisor. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the portfolio companies in which the Fund invests and the Advisor.

Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error—potentially materially so—and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. To the extent that the Fund or the portfolio companies in which the Fund invests are exposed to the risks of AI use, any such inaccuracies or errors could have adverse impacts on the Fund or the portfolio companies in which the Fund invests.

AI technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

45

Note 11. Commitments and Contingencies

The Fund may enter into into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of the Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to the Advisor and its affiliates (including Future Standard) resulting from the expense limitation agreements.

46

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Credit Income Fund, 3025 JFK Boulevard, OFC 500 Philadelphia, PA 19104. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	64	October 2016	Chairman	Chairman and Chief Executive Officer of Future Standard	3	FS Credit Real Estate Income Trust, Inc. (since 2016); FS KKR Capital Corp. (since 2007); KKR FS Income Trust Select (since 2023); and KKR FS Income Trust (since 2022)

47

Supplemental Information (Unaudited) (continued)

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Holly E. Flanagan	54	September 2017	Trustee	Managing Director of Gabriel Investments (since 2013)	1
Brian R. Ford	77	September 2017	Trustee	Retired Partner of Ernst & Young LLP (1971 − 2008)	1	FS KKR Capital Corp. (since 2018); KKR FS Income Trust (since 2022); KKR FS Income Trust Select (since 2023); and Clearway Energy Inc. (formerly NRG Yield, Inc.) (since 2013)
Jack Markell	65	August 2025	Trustee	U.S. Ambassador to the Italian Republic and Republic of San Marino (2023 – 2025); White House Coordinator for Operation Allies Welcome (2021).	1
Tyson A. Pratcher	51	March 2021	Trustee	Senior Managing Director of Artemis Real Estate Partners (real estate investment firm) (since 2023); Managing Director of RockCreek Group (global investment management firm) (2020 – 2022); Senior Advisor at 7 Acquisition Corp. (special purpose acquisition company)(since November 2021); Managing Partner of Cane Wells, Inc. (2019 – 2020); Co-Head of Investments of TFO USA (2017 – 2019)	1	Finance of America (since April 2021)

*The “Fund Complex” consists of the Fund, FS Specialty Lending Fund, and FS Credit Opportunities Corp.

(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of the Advisor.

48

Supplemental Information (Unaudited) (continued)

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Credit Income Fund, 3025 JFK Boulevard, OFC 500, Philadelphia, PA 19104.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	64	Chairman, Chief Executive Officer & President	Since 2016	Chairman and Chief Executive Officer, Future Standard
William Goebel	51	Chief Financial Officer & Treasurer	Since 2026	Managing Director, Fund Finance, Future Standard
Stephen S. Sypherd	48	General Counsel & Secretary	Since 2016	General Counsel and Managing Director, Future Standard
James F. Volk	63	Chief Compliance Officer	Since 2016	Managing Director, Fund Compliance, Future Standard

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on Future Standard’s website at www.futurestandard.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to the Advisor, the Fund’s investment adviser. Prior to December 1, 2024, the Advisor delegated the responsibilities of voting and administering proxies received by the Fund to the GoldenTree Sub-Adviser, the former investment sub-adviser to the Fund. On December 1, 2024, the Advisor took responsibility for voting and administering proxies received by the Fund. Shareholders may obtain a copy of the proxy voting policies and procedures of the Advisor upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Income Fund, 3025 JFK Boulevard, OFC 500, Philadelphia, PA 19104, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov. The Fund will also make available the proxy voting record included in the Form N-PX filing on the Fund’s website, free of charge at www.futurestandard.com.

Future Standard Privacy Policy

Future Standard (“we,” “our” or “us”) and its affiliates take measures to ensure that the use and disclosure of your private personal information is consistent with applicable law.

This Consumer Information Privacy Policy (the “Privacy Policy”) explains what non-public personal information we collect, why we collect it, how we protect your non-public personal information, and how and why, in certain cases, we share such information with our affiliates or with other parties.

This Privacy Policy applies to non-public personal information collected or used in connection with our investment offerings and services to individuals for personal, family or household purposes. This disclosure is made on behalf of Future Standard and its affiliates listed under the heading “Application of Privacy Policy to Future Standard and our affiliates” below.

By using this website, you acknowledge and accept the practices and policies outlined below, and you hereby consent to our collection, use and sharing of your Personal Information as described on this site.

Visitors from Outside the USA

If you are visiting this website from outside the United States of America, including visitors who reside in the European Union, be aware that this site is hosted in the United States and may not be subject to similar laws of the European Union or other jurisdictions, and that you expressly consent to the processing of your information in accordance with the terms and conditions as detailed in this site.

For Residents of the European Economic Area (“EEA”) AND United Kingdom (“UK”)

Unless otherwise deﬁned below, terms in this section have the meaning given to them in the European Union General Data Protection Regulation (GDPR) and equivalent regulation in effect in the United Kingdom (GDPR).

Any personal data transmitted by you or third parties, on your behalf, through this website, or otherwise, will be processed in the United States, or other jurisdictions outside the EEA, and may not receive equivalent legal protections to those afforded under the EU (GDPR).

In addition to the personal data collection methods described in this Privacy Policy, we may collect personal data (including publicly available personal data) about you through:

•Information provided directly to us by you, or another person on your behalf, through our website, email or post, or in person;

•Information that we obtain in relation to any transactions between you and us;

•The use of internet “cookies” as described below.

We may also, in some circumstances, receive personal information about you from third parties, such as service providers or trading counterparties, regulatory or law enforcement agencies, credit reference agencies and agencies conducting background checks. Personal information may also be obtained from publicly accessible sources of information, such as public databases, industry associations, social media and online professional networks.

Future Standard and its affiliates may collect and use your personal information for the purposes of administering the relationship between us, marketing our products and services to you or the businesses with which you are associated, monitoring and analyzing our activities, and complying with applicable legal or regulatory requirements. Future Standard and its agents do not share investor’s or clients’ mobile phone numbers with any third parties.

We will use one of the permitted grounds under the applicable law to process your information. Such grounds include instances where you have given your consent and cases where your consent is not required under applicable law, such as where we are required to comply with a legal obligation, or where we, or a third party, determine that it is necessary for our legitimate interests to collect and use your personal information.

The legitimate interests to collect your personal information may include any of the purposes identiﬁed above and any other purpose where we or a third party have determined that you have a reasonable expectation for us or a third party to collect or use your personal information for such purpose. You have the right to object to the use of your personal data for direct marketing purposes.

The types of personal data we may collect and use.

The categories of personal data we may collect will depend on the nature of our relationship with you and the purpose for which information is being collected. Such personal data may include names, residential addresses or other contact details, signature, nationality, date and place of birth, national insurance or other tax identiﬁcation number, photographs, copies of identiﬁcation documents, bank account details, information about assets or net worth, credit history, criminal and administrative offences, source of funds details, or other sensitive information, such as certain special categories of personal data contained in relevant documents or materials (including, in some circumstances, information about a person’s ethnic origin, religious beliefs, or health).

Do we use automated decision-making processes?

No.

Do we share your personal information with third parties?

In addition to the above sources we may disclose personal data to, we may (to the extent relevant to the purpose for which we collect your information), share your personal data (including publicly available personal data) with third parties, such as:

•our affiliates or other entities that are part of our group or with our clients;

Future Standard Privacy Policy (continued)

•any person to whom we have a right or obligation to disclose personal data, or where we determine that disclosure is necessary to protect or defend our rights or property, including with regulators, courts of law, governmental, regulatory or law enforcement agencies;

•our internet, IT, telecommunications and other service providers;

•service providers and trading counterparties to our clients;

•credit reference agencies and other third parties conducting background checks in the context of employment or client, counterparty, or investment due diligence;

•any person, as directed by you; or

•any person to whom we transfer any of our rights or obligations under any agreement, or in connection with a sale, merger or consolidation of our business or other transfer of our assets, whether voluntarily or by operation of law, or who is otherwise deemed to be our successor or transferee.

International transfers of personal data.

Due to the international nature of our business, your personal data may be transferred to countries outside of the European Economic Area or United Kingdom (as applicable), such as to jurisdictions where we or our clients conduct business or have a service provider, including countries that may not have the same level of data protection as that afforded by the GDPR (including or other data protection rules applicable to us (collectively, “Data Protection Law”). In these circumstances, we take steps to ensure that the recipient agrees to keep your information conﬁdential and that it is held securely in accordance with the requirements of Data Protection Law, such as by requesting appropriate contractual undertakings in our legal agreements with service providers.

For how long do we keep your personal information?

We will generally keep personal information about you for as long as necessary in relation to the purpose for which it was collected, or for such longer period if required under applicable law or necessary for the purposes of our other legitimate interests.

The applicable retention period will depend on several factors, such as any legal obligation to which we or our service providers are subject as well as whether you decide to exercise your right to request the deletion of your information from our systems. As a minimum, information about you will be retained for the entire duration of any business relationship we may have with you, and for a minimum period of ﬁve years after the termination of any such relationship.

We will, from time to time, review the purpose for which we have collected information about you and decide whether to retain it, update it, or securely delete it, if the information is no longer required.

What are your rights?

You have certain rights under Data Protection Law in respect of the personal data we hold about you and which you may exercise. These rights are:

•to request access to your information;

•to request rectiﬁcation of inaccurate or incomplete information;

•to request erasure of your information (a “right to be forgotten”);

•to restrict the processing of your information in certain circumstances;

•to object to our use of your information, such as where we have considered such use to be necessary for our legitimate interests (e.g. in the case of direct marketing activities);

•where relevant, to request the portability of your information;

•where you have given consent to the processing of your data, to withdraw your consent; and

•to lodge a complaint with the competent supervisory authority. Complaining to EU Supervisory Authority or UK Information Commissioner’s Office

You may make a complaint to the relevant supervisory authority of the country where you are resident. A complaint in respect of Future Standard and its affiliates may also be made to the Information Commissioner’s Office in the United Kingdom.

Updates to the Privacy Policy

This Privacy Policy is subject to occasional revision, and if we make any material changes in the way we use your Personal Information, we will notify you by sending you an email to the last email address you provided to us and/or by prominently posting notice of the changes on the Services and updating the effective date above.

Information that we collect and may disclose

We collect information from and about you in order to provide the level of service that you expect. Non-public personal information about you may include: your name, mailing address, email address, tax identiﬁcation number, age, account information, investment amounts in our sponsored offerings, marital status, number of dependents, assets, debts, income, net worth, employment history, ﬁnancial statements, beneﬁciary information, personal bank account information, credit history information, broker-dealer, ﬁnancial professional, individual retirement account (“IRA”) custodian, account joint owners and other similar parties, the Future Standard

Future Standard Privacy Policy (continued)

investments and services you purchase, your Future Standard investment balance and transactional history, and the fact that you are or have been an investor in Future Standard investments and particulars related to any such investment.

Speciﬁc examples of personal information that we may collect and may disclose to affiliates and certain third parties include:

•Information we receive from you on applications, subscription agreements or other forms. Examples include your name, mailing address and email address.

•Information about your transactions with us, our affiliates and others, such as account balances, payment history, account activity and ﬁnancial statements. If you visit our website, information you submit to us on our website forms and information we collect through ‘cookies.’ A cookie is a small ﬁle that is created to help visitors navigate a website, and is useful to track the traffic to and at a site and to personalize the website. You may refuse the cookies but certain services on a website may not then function properly.

•If you create a login and password on our website to access your Future Standard investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account.

•Information obtained from others, such as credit reports from consumer credit reporting agencies.

•If you access our website, you speciﬁcally waive any claims relating to “trace and trap” software, the California Invasion of Privacy Act, California’s Unfair Competition Law and any similar laws of other jurisdictions.

We also collect information via third-party analytics platforms, such as Google Analytics. These platforms place cookies on your device and provide insight into site engagement and visitor behavior. The site uses GA4 tracking cookies, including but not limited to: session ID, session number, last hit timestamp, engagement duration and start time, page view count. Additionally, the site uses Google Ads cookies to measure ad campaign performance. By default, Future Standard’s instance of Google Analytics does not store users’ IP addresses; however, if you accept analytics tracking through our cookie consent form, you agree to Google’s collection and use of data.

You may use your browser to decline the use of cookies, but this action may affect the general functionality of the website. To learn more about opting out of Google Analytics, please click here [https://tools.google.com/dlpage/gaoptout].

Please view our cookie policy for more information.

How we use and disclose information

Future Standard, its affiliates and its third-party service providers work together to provide a variety of investments and services and may need to share some or all of the non-public personal information collected about you to maintain an efficient and effective network of offerings and services. The responsible use and disclosure of the non-public personal information we collect is crucial to our ability to provide our clients with the types of products and services they expect and may occur under a variety of different circumstances.

For example, we may:

•Use your personally identiﬁable information internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity.

•Disclose your personally identiﬁable information when required by law (e.g., in connection with judicial, administrative or investigative matters).

•Use and disclose your personally identiﬁable information on an aggregate basis. This means that we may combine parts of your information with parts of the information from our other investors without including your name, complete telephone number, complete email address or your street address in the combination. Examples of how we use aggregate information include determining the most common ZIP Code among investors that use the website and disclosing that ZIP Code to other parties or determining and disclosing demographic information such as the average income of investors in our sponsored investments.

Sharing with our affiliates

We may share your personally identiﬁable information with our affiliates engaged in investment or other related ﬁnancial service activities. Examples might include customer-initiated service requests, establishing and managing your investment, completing your investor transactions and sharing information with parties acting at your request and on your account, such as your broker- dealer, ﬁnancial professional, joint owners and IRA custodian.

Sharing with non-affiliated service providers

We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf, which may include marketing of our own sponsored investments and services, check printing and data processing. Non-affiliated third-party service providers often aid us in the efficient and effective delivery of services, and there may be circumstances in which it is necessary to disclose non-public personal information we collect to such parties. However, before we disclose non-public personal information to a non-affiliated party, we require it to agree to keep our investor information conﬁdential and secure and to use it only as authorized by us.

Also, we will only share your non-public information with non-affiliated third parties under circumstances covered by state or federal law “opt-out” notice exceptions, such as servicing a ﬁnancial product or service authorized by the customer, resolving consumer disputes and protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to “opt-out” of such disclosure.

Future Standard Privacy Policy (continued)

We may also disclose the following information to companies that perform marketing services on our behalf or to other ﬁnancial institutions with whom we have joint marketing agreements:

•Information we receive from you on applications or other forms, such as your name, address, Social Security number, assets and income.

•Information about your transactions with us, our affiliates or others, such as your payment history and parties to the transactions.

•Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history.

We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information and prohibit them from making unauthorized or unlawful use of your personal information.

Future Standard and its affiliates do not share, sell or rent your personal, private information with outside marketers who may want to offer their own products and services to you.

How we protect your information

Future Standard and its affiliates maintain a comprehensive information security program designed to ensure the security and conﬁdentiality of customer information, protect against threats or hazards to the security of such information and prevent unauthorized access. This program includes:

•Procedures and speciﬁcations for administrative, technical and physical safeguards.

•Security procedures related to the processing, storage, retention and disposal of conﬁdential information.

•Programs to detect, prevent and, when necessary, respond to attacks, intrusions or unauthorized access to conﬁdential information.

•Restricting customer information access to employees who need to know that information to provide products and services to you and appointing speciﬁc employees to oversee our information security program.

Notiﬁcation of changes to our Privacy Policy

If we decide to change this Privacy Policy, we will post those changes on our website. If at any point we decide to use or disclose your personally identiﬁable information in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user’s or an investor’s personally identiﬁable information in accordance with the privacy policy that was in effect when such information was collected.

Change in control

If Future Standard or any of its affiliates experience a “change in control” (as deﬁned below), then we may amend our information practices as described in this Privacy Policy. We will disclose your personally identiﬁable information to the company or other legal entity that succeeds us (subject to the change in control or the operation of the website). The privacy policy of the succeeding legal entity will then govern the personally identiﬁable information that Future Standard or its affiliates collected from you under this Privacy Policy or such successor entity’s privacy policy. However, if applicable law prohibits the succeeding legal entity’s privacy policy from governing your personally identiﬁable information, then this Privacy Policy shall continue to govern. “Change in control” means any of the following events:

•A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of Future Standard or an affiliate’s voting securities and/or assets, by operation of law or otherwise.

•Insolvency.

•A general assignment for the beneﬁt of creditors.

•The appointment of a receiver.

•The ﬁling of a bankruptcy or insolvency proceeding.

•The liquidation of assets.

Application of Privacy Policy to Future Standard and our affiliates

This Privacy Policy applies to Future Standard and the following affiliated Future Standard companies: FS Investment Solutions, LLC; Franklin Square Holdings, L.P. (d/b/a Future Standard); Franklin Square Holdings, G.P., LLC; any fund or other investment sponsored by Future Standard and their respective subsidiaries and investment advisers; and all other funds or entities created in the future that offer investment or services to individuals for personal, family or household purposes.

Questions about this Privacy Policy

If you have any questions about this Privacy Policy and/or our personal information practices, please email us at PrivacyPolicy@FutureStandard.com.

Future Standard

3025 JFK Boulevard

Philadelphia, PA 19104

www.futurestandard.com

© 2025 Future Standard

AR25-CIF
QES

Item 1. Reports to Shareholders.

(b)The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

Future Standard®

**Important Fund Report(s) Now Available Online and In Print by Request.**

Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://futurestandard.com/legal-filings/fs-credit-income-fund

FS Credit Income Fund Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

**1-877-628-8575**

**https://bit.ly/fs-investor-login**

**Go Paperless!** Update your communication preferences at the website listed or scanning the QR Code below

**https://bit.ly/fs-investor-login**

Item 2. Code of Ethics.

(a)The registrant has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and employees of the Fund and FS Credit Income Adviso , LLC (the “Advisor”), including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)During the period covered by the Annual Report included in Item 1(a) of this Form N-CSR, the Fund did not amend any provision of the Code of Ethics

(d)During the period covered by the Annual Report included in Item 1(a) of this Form N-CSR, the Fund did not grant any waivers, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on Future Standard’s website at www.futurestandard.com.

Item 3. Audit Committee Financial Expert.

(a)(1)The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)The Board has determined that Brian R. Ford is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)Audit Fees. The aggregate fees billed to the Fund for the period from November 1, 2025 to December 31, 2025 and the fiscal year ended October 31, 2025 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $150,000 and $202,618, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the period from November 1, 2025 to December 31, 2025 and the fiscal year ended October 31, 2025 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0 and $0, respectively.

(c)Tax Fees. The aggregate fees billed to the Fund for the period from November 1, 2025 to December 31, 2025 and the fiscal year ended October 31, 2025 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $0 and $0, respectively.

(d)All Other Fees. No fees were billed to the Fund for the period from November 1, 2025 to December 31, 2025 and the fiscal year ended October 31, 2025 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre- approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (d) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund for the period from November 1, 2025 to December 31, 2025 and the fiscal year ended October 31, 2025 were $0 and $0, respectively.

(h)Not applicable.

(i)Not applicable.

(j)Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)The Fund’s consolidated schedule of investments as of December 31, 2025 is included as part of the Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 8. Changes In and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to the Advisor, pursuant to the proxy voting policies and procedures of the Advisor. The guidelines are reviewed periodically by the Advisor and the Independent Trustees and, accordingly, are subject to change. The Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(6).

Prior to December 1, 2024, GoldenTree Asset Management Credit Advisor LLC served as the investment sub-adviser to the Fund and had the power to vote, either in person or by proxy, all securities and other investments in which its assets were invested from time to time. GoldenTree Asset Management Credit Advisor LLC’s written procedure for proxy voting is no longer in effect.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. The information set forth below is current as of the date hereof.

Andrew Beckman is a Managing Director and Head of Global Credit at Future Standard and serves as a Portfolio Manager for the Fund, FS Tactical Opportunities Fund, FS Specialty Lending Fund, FS Credit Opportunities Corp., PA Senior Credit Fund and FS Senior Credit Fund. Previously, Mr. Beckman was a Partner and Head of Corporate Credit and Special Situations at DW Partners, a $3 billion alternative credit manager. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and served as Head of Event Credit and Head of its Credit Opportunities Fund. Before this, he was a Managing Director and Co-Head of Goldman Sachs’ Special Situations Multi-Strategy Investing Group. Earlier in his career, he worked at Investcorp International in its North American private equity business and at Salomon Smith Barney in the Investment Bank’s Mergers and Acquisitions Group. Mr. Beckman graduated magna cum laude from the University of Pennsylvania’s Wharton School of Business, earning a B.S. in Economics with a concentration in Finance and Management.

Nicholas Heilbut is a Managing Director at Future Standard and serves as a Portfolio Manager and Director of Research for the Fund, FS Tactical Opportunities Fund, FS Specialty Lending Fund, FS Credit Opportunities Corp., PA Senior Credit Fund and FS Senior Credit Fund. Previously Mr. Heilbut was a Managing Director at DW Partners where he focused on investments in stressed and distressed debt. From 2012–2016, Mr. Heilbut served as the Head of Research for Magnetar’s Event Credit business and the Magnetar Credit Opportunities Fund. He was also a member of the Event Driven Investment Committee. Prior to joining Magnetar, Mr. Heilbut worked at Serengeti Asset Management where he was responsible for the firm’s investments in financial institutions, health care, media and sovereign debt. Mr. Heilbut joined Serengeti from Goldman Sachs where he was a Vice President in the firm’s Special Situations Group’s Multi Strategy Investing business, where he invested in multiple asset classes including public corporate credit and equities, private corporate credit and equities, drug royalties and distressed financial assets. Mr. Heilbut began his career as an associate in Donaldson, Lufkin & Jenrette’s mortgage department. Mr. Heilbut earned a BA in History (Phi Beta Kappa) from the University of Michigan and an MBA from Columbia Business School.

Robert Hoffman is a Managing Director and Head of Credit Solutions at Future Standard, where he serves as the firm’s primary subject matter expert on the corporate credit markets and select alternative investment solutions. In this role, he develops key communications and resources to help position and educate on Future Standard’s products. He previously served as the firm’s Head of Investment Research, leading the team that analyzes the fundamentals behind market movements, macroeconomic trends and the performance of specific industries. He also serves on the investment committee for the Fund, FS Credit Opportunities Corp. and FS Specialty Lending Fund. Mr. Hoffman has over 25 years of experience in the investment and financial services industry and has been with Future Standard since 2012. Prior to joining Future Standard, he was an Executive Director at Nomura Corporate Research and Asset Management, Inc., an asset management firm with approximately $20 billion in assets under management. At Nomura, he was responsible for loan portfolio management and trading, and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Prior to becoming a portfolio manager, he was a senior credit analyst focusing primarily on first- and second-lien corporate loan issues. He covered a range of sectors including energy and gas, utilities, healthcare, chemicals, technology, autos and industrials. Mr. Hoffman is a Chartered Financial Analyst. He graduated from Columbia University with a BA in Political Science.

(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance:

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Andrew Beckman
Registered Investment Companies	2	$4,093,164	2	$4,093,164
Other Pooled Investment Vehicles	3	$867,761	3	$867,761
Other Accounts	10	$2,434,553	7	$2,232,827

Nicholas Heilbut
Registered Investment Companies	2	$4,093,164	2	$4,093,164
Other Pooled Investment Vehicles	3	$867,761	3	$867,761
Other Accounts	10	$2,434,553	7	$2,232,827

Robert Hoffman
Registered Investment Companies	2	$4,093,164	2	$4,093,164
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

Potential Conflicts of Interest

The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•The managers, officers and other personnel of the Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they are or may become involved, including the management of other entities affiliated with Future Standard;

•The principals of the Advisor may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•The Advisor may have overlapping investment objectives across its funds, accounts or other investment vehicles or its affiliates’ funds, accounts, or other investment vehicles;

•The Fund may now, or in the future, compete with other funds or clients managed or advised by the Advisor or affiliates of the Advisor for investment opportunities, subjecting the Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•Subject to applicable law, the Advisor and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;

•In some cases, the Advisor or an affiliate will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund or the Fund Complex and to allocate opportunities to such a third-party investor;

•The Advisor and its affiliates are subject to conflicts of interest because of the varying compensation arrangements among their respective clients. For example, certain funds are subject to incentive fees, while certain other funds are not, which could incentivize the Advisor or its affiliates to favor certain funds when allocating investments.

•Members of the senior management and investment teams and other employees of the Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund invests;

•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, the Advisor will receive the Management Fee in connection with the management of the Fund’s portfolio (other than during periods in which the Advisor has agreed to waive any or all of such fees);

•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which the Advisor or its affiliates provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of the Advisor or its affiliates may result in the Advisor or its affiliates coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisor would otherwise take an action;

•The Advisor and its respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;

•Subject to applicable law, the Fund may periodically sell loans that it previously acquired after a short period of time to earn fees or other revenue, including from purchasers that do not participate in loan originations. The Advisor or its affiliates may receive asset-based fees from purchasers that are advisory clients, resulting in a conflict of interest for the Advisor;

•The Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisor would otherwise take such an action;

•To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Advisor and any of its affiliates, as applicable, the Advisor and any of its affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by the Advisor or any of its affiliates to participate in an investment opportunity. In an order dated November 13, 2024, the SEC granted exemptive relief permitting the Fund, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of the Advisor. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the Advisor and its affiliates managing other funds and accounts participating in transactions under the order will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account any number of factors which may include, but are not limited to, the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund or the Advisor (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3) The following description regarding portfolio manager compensation is provided as of December 31, 2025. The Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with Future Standard’s integrated culture, Future Standard has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of the Advisor. Future Standard’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of Shareholders and to give everyone a direct financial incentive to ensure that all of Future Standard’s resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of Future Standard’s senior executives, including each of the investment personnel who render services to the Fund on behalf of the Advisor, receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of Future Standard may be eligible to receive incentive compensation, including equity awards, from Future Standard based on the earnings or other performance metrics of the applicable investment advisor or fund.

All final compensation decisions are made by the management committee of Future Standard based on input from managers. Base compensation and discretionary bonuses determined based on a combination of factors, which could include, among others, considerations such as overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of the Advisor’s investment committee as of December 31, 2025, based on the net asset value per Class I common share of the Fund of $12.00 on December 31, 2025.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Andrew Beckman	None
Nicholas Heilbut	None
Robert Hoffman	$1 – $10,000

(1)Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b)Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Annual Report on Form N-CSR.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Annual Report on Form N-CSR.

Item 16. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)Not applicable.

(b)Not applicable.

Item 19. Exhibits.

(a)(1)The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)Not applicable.

(a)(3)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4)Not applicable.

(a)(5)Not applicable.

(a)(6) The Proxy Voting Policies and Procedures of the Advisor are included herein in response to Item 12.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer (Principal Executive Officer)
Date: February 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: February 26, 2026

By:	/s/ William Goebel
William Goebel
Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: February 26, 2026